UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Soliciting Material under §240.14a-12

NOVAVAX, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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20 Firstfield Road Gaithersburg, MD 20878 T 240-268-2000 F 240-268-2100 www.novavax.com
Nasdaq: NVAX
May 16, 2019
Dear Novavax Stockholder:
You are cordially invited to our Annual Meeting of Stockholders on Friday, June 28, 2019, beginning at 8:30 a.m., local time, at Novavax’ offices located at 21 Firstfield Road, Gaithersburg, Maryland 20878. We are pleased to also provide a copy of our 2018 Annual Report to Stockholders with this proxy statement.
Your vote is important, and we hope you will be able to attend the Annual Meeting. You may vote over the Internet, by telephone, or, if you requested printed proxy materials, by mailing a proxy card or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement. Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the proxy card, if you requested printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.
We look forward to seeing you there.
Very truly yours,
Stanley C. Erck
President and Chief Executive Officer

NOVAVAX, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JUNE 28, 2019
To the Stockholders of Novavax, Inc.:
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Novavax, Inc., a Delaware corporation (the “Company,” “Novavax,” “we,” or “us”), will be held on Friday, June 28, 2019 at 8:30 a.m., local time, at the Company’s offices located at 21 Firstfield Road, Gaithersburg, Maryland 20878, to consider and act upon the following matters:
1.
To elect three directors as Class III directors to serve on the board of directors of the Company (the “Board”), each for a three-year term expiring at the 2022 Annual Meeting of Stockholders;

2.
To consider and vote whether to approve, on an advisory basis, the compensation paid to our principal executive officer, principal financial officer, and two other most highly compensated individuals serving as executive officers on December 31, 2018 (collectively, the “Named Executive Officers”);

3.
To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended (the “2015 Stock Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 (our “Common Stock”), available for issuance thereunder by 1,000,000 shares;1

4.
To amend and restate the Novavax, Inc. Amended and Restated 2013 Employee Stock Purchase Plan, (the “ESPP”) to increase the number of shares of the Company’s Common Stock available for issuance thereunder by 200,000 shares;2

5.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on May 2, 2019 (the “Record Date”) as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
The following Proxy Statement is included with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2018, which contains financial statements and other information of interest to stockholders.
By Order of the Board of Directors,
John A. Herrmann III
Senior Vice President, General Counsel and Corporate Secretary
Gaithersburg, Maryland
May 16, 2019
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE AS PER THE INSTRUCTIONS ON THE ENCLOSED PROXY OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. POSTAGE IS NOT NEEDED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS ANNUAL MEETING
TO BE HELD ON JUNE 28, 2019:
Notice of Annual Meeting, Proxy Statement, and Annual Report are available free of charge at
http://www.viewproxy.com/Novavax/2019

1
Share number reflects the reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of 1-for-20, effective on May 10, 2019 (the “1-for-20 Reverse Stock Split”).

2
Share number reflects the 1-for-20 Reverse Stock Split.

PROXY STATEMENT — TABLE OF CONTENTS
i

Novavax, Inc.
20 Firstfield Road
Gaithersburg, Maryland 20878

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on Friday, June 28, 2019
INFORMATION CONCERNING THE ANNUAL MEETING
This Proxy Statement (“Proxy Statement”) is being furnished to stockholders in connection with the solicitation of proxies by the Board for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 28, 2019 at 8:30 a.m. local time at the Company’s offices located at 21 Firstfield Road, Gaithersburg, Maryland 20878 and at any adjournments or postponements thereof. This Proxy Statement, the form of proxy, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”) are being made available via the Internet and, upon request, will be mailed to our stockholders on or about May 17, 2019.
Why am I receiving these materials?
The Company has made these proxy materials available to you on the Internet or, upon your request, has delivered print versions of these proxy materials to you by mail, in order to provide you with information regarding the matters on which you may vote at the Annual Meeting. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
Can I access the materials on the Internet instead of receiving paper copies?
Yes, stockholders may access the Proxy Statement and the Annual Report via the Internet and vote online at www.AALVote.com/NVAX. On or about May 17, 2019, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to stockholders of record as of the close of business on the Record Date. We are furnishing our proxy materials to our stockholders on the Internet in lieu of mailing a printed copy of our proxy materials. You will not receive a printed copy of our proxy materials unless you request one. If you would like to receive a printed or electronic copy of the proxy materials, free of charge, you should follow the instructions for requesting such materials in the Notice. The Notice instructs you as to how you may access and review on the Internet all of the important information contained in these proxy materials or request a printed copy of those materials. The Notice also instructs you as to how you may vote your proxy.
The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of printing and mailing annual meeting materials.
What is “householding” and how does it affect me?
The Company has adopted the process called “householding” for mailing annual meeting materials to stockholders who share the same address. Such stockholders will have received a notice from their bank, broker, or other holder of record, indicating that they will receive only one copy of this Proxy Statement and Annual Report.
If you own your shares through a bank, broker, or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement and Annual Report, either by contacting your bank, broker, or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Novavax by telephone at (240) 268-2000or in writing to Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank, or other record holder, and your account information.
Novavax, Inc. | 2019 Proxy Statement

What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will vote on the following matters:
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To elect three directors as Class III directors to serve on the Board, each for a three-year term expiring at the 2022 Annual Meeting of Stockholders;

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To approve, on an advisory basis, the compensation paid to our Named Executive Officers;

•
To approve an amendment and restatement of the 2015 Stock Plan to increase the number of shares of the Company’s Common Stock available for issuance thereunder by 1,000,000 shares;3

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To approve an amendment and restatement of the ESPP to increase the number of shares of the Company’s Common Stock available for issuance thereunder by 200,000 shares;4

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To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•
To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

In addition, management will report on the Company’s performance during fiscal year 2018 and respond to questions from stockholders.
Who is entitled to vote?
The only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock. Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, there were 469,453,883 shares5 of Common Stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting.
What is the quorum requirement for the Annual Meeting?
The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting until a quorum is present, without notice other than an announcement at the Annual Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a broker or other nominee who holds shares represented by a proxy has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares on the item.
How do I vote?
You may vote using any of the following methods:
•
Proxy card or voting instruction card.   You may vote by filling out the proxy card or voting instruction form (if received by mail) and returning it in the envelope provided.

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Telephone or the Internet.   You may vote by calling 1-866-804-9616 or visiting the website www.AALVote.com/NVAX. The telephone and Internet voting procedures established by the Company for stockholders are designed to authenticate your identity, to allow you to give your

3
Share number reflects the 1-for-20 Reverse Stock Split.

4
Share number reflects the 1-for-20 Reverse Stock Split.

5
Share number does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.
•
In person at the Annual Meeting.   All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, or nominee and present it to the inspector of election with your ballot when you vote at the meeting.

How can I attend the Annual Meeting?
To attend the Annual Meeting, you must demonstrate that you were a Novavax stockholder as of the close of business on May 2, 2019 or hold a valid proxy for the Annual Meeting from such a stockholder.
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If you received a Notice of Internet Availability of Proxy Materials, the Notice will serve as an admission ticket to attend the Annual Meeting.

•
If you received a paper copy of the proxy materials in the mail, the proxy card includes an admission ticket to attend the Annual Meeting.

•
You may alternatively present a brokerage statement showing proof of your ownership of Novavax common stock as of May 2, 2019.

All stockholders must also present a valid form of government-issued picture identification in order to attend. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. Please allow additional time for these procedures.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.
How does discretionary voting authority apply?
All properly executed proxies will be voted in accordance with the instructions of the stockholder. If you are a stockholder of record and you sign and return a proxy card without giving specific instructions, then the persons named as proxy holders, Stanley C. Erck and John A. Herrmann III, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting, including any floor proposals.
Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the Nasdaq and the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if they are not contested.
Novavax, Inc. | 2019 Proxy Statement

Most brokers are permitted to vote your shares only with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2019, even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. Brokers do not have authority, discretionary or otherwise, to vote your shares for the election of directors, the approval, on an advisory basis, of the compensation paid to our Named Executive Officers, the approval of the amendment to the Company’s 2015 Stock Plan, or the approval of the amendment to the Company’s ESPP unless they receive proper instructions to do so from you in a timely manner.
In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.
What are the Board’s recommendations?
Proposal	Board Recommendation
No. 1 — Election of Directors	For all nominees
No. 2 — The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	For
No. 3 — Amendment and Restatement of the 2015 Stock Plan	For
No. 4 — Amendment and Restatement of the ESPP	For
No. 5 — Ratification of Ernst & Young LLP as Independent Auditors for 2019	For
What is the voting requirement to approve each of the proposals?
Proposal	Vote Required	Broker Non-Votes Allowed	Abstentions	You May Vote
No. 1 — Election of Directors	Plurality of Votes Cast	No	No Effect	FOR or WITHHOLD
No. 2 — The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	Majority of Votes Cast	No	No Effect	FOR, AGAINST, ABSTAIN
No. 3 — Amendment and Restatement of the 2015 Stock Plan	Majority of Votes Cast	No	No Effect	FOR, AGAINST, ABSTAIN
No. 4 — Amendment and Restatement of the ESPP	Majority of Votes Cast	No	No Effect	FOR, AGAINST, ABSTAIN
No. 5 — Ratification of Ernst & Young LLP as Independent Auditors for 2019	Majority of Votes Cast	Yes	No Effect	FOR, AGAINST, ABSTAIN
Can I change my vote after I have voted?
Stockholders may revoke proxies at any time before they are exercised at the Annual Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company; (b) delivering written notice of revocation to the Secretary of the Company; or (c) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the stockholder’s proxy and vote in person.
Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.
Novavax, Inc. | 2019 Proxy Statement

Who bears the cost of solicitation of proxies?
The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers, and regular employees may, without additional remuneration, solicit proxies in person, by telephone, or by electronic transmission and/or facsimile transmission. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and will compensate such third parties for their efforts. The Company has retained Alliance Advisors, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $18,000 in the aggregate. The Company will also request brokerage houses, custodians, nominees and fiduciaries or other similar organizations to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses, custodians, nominees and fiduciaries or other similar organizations for their reasonable expenses in connection with this distribution.
Novavax, Inc. | 2019 Proxy Statement

PROPOSAL NO. 1
ELECTION OF CLASS III DIRECTORS
Pursuant to the Company’s charter, the Board may consist of no fewer than three directors, with the specific number to be authorized by the Board from time to time at its discretion. The Board is presently authorized to consist of eight members, and currently includes the following seven individuals: Richard H. Douglas, Ph.D., Stanley C. Erck, Gary C. Evans, Rachel K. King, Michael A. McManus, Jr., J.D., Rajiv I. Modi, Ph.D., and James F. Young, Ph.D.
The members of the Board are divided into three classes, designated as Class I, Class II, and Class III, each serving staggered three-year terms. The term of the Class III directors expires at the Annual Meeting. The terms of the Class I and Class II directors will expire at the 2020 and 2021 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at such meeting are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified.
In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes so as to ensure that no one class has more than one director more than any other class, unless otherwise determined by a resolution of the Board. However, existing directors cannot move across classes and, therefore, the number of directors in each class may become temporarily imbalanced. The following information outlines our directors and their ages and positions as of May 7, 2019, followed by biographical information of each such director.
Nominees for Election as Class III Directors
After recommendation by the Nominating and Corporate Governance Committee, the Board has designated Rachel K. King, Michael A. McManus, Jr. and James F. Young, Ph.D. as nominees for election as Class III directors of the Company at the Annual Meeting. If elected, each such nominee will serve until the expiration of his or her term at the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Ms. King, Mr. McManus, and Dr. Young have consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that Ms. King, Mr. McManus, or Dr. Young will be unable or unwilling to serve if elected. If any nominee becomes unavailable to serve as a director, the persons named in the proxy will vote the proxy for a substitute nominee or nominees as they, in their discretion, shall determine.
Novavax, Inc. | 2019 Proxy Statement

Information on the nominees follows:
RACHEL K. KING
Age: 59 Year First Elected Director: 2018

Founder and Chief Executive officer of GlycoMimetics, Inc. since 2003. Mrs. King was an Executive in Residence at New Enterprise Associates (“NEA”), one of the nation’s leading venture capital firms. Mrs. King joined NEA after serving as a Senior Vice President of Novartis Corporation. Before Novartis, Mrs. King spent ten years with Genetic Therapy, Inc. (“GTI”) through the company’s early stage, initial public offering, and eventual sale to Novartis, after which she ran GTI as a wholly owned subsidiary of Novartis. Mrs. King worked previously at ALZA Corporation and Bain and Company.

Other Directorships:	Mrs. King currently serves on the executive committee of the Biotechnology Innovation Organization. She also sits on the Board of Directors of the University of Maryland BioPark.
Education:	Mrs. King received her Bachelors of Arts degree from Dartmouth College and her Masters in Business Administration from Harvard Business School.
Skills/Qualifications:
We believe that Mrs. King is well-suited to serve on our Board due to her successful growth and development of businesses and products, experience as a chief executive officer of a public company, her significant experience in governance, legal, and risk management, and reading and understanding financial statements.

MICHAEL A. MCMANUS, JR., J.D.
Age: 76 Year First Elected Director: 1998

Former President and Chief Executive Officer of Misonix, Inc. from 1999 to 2016. Mr. McManus served as President, Chief Executive Officer and Director of New York Bancorp Inc. from 1991 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus served in the U.S. Army Infantry from 1968 through 1970. Mr. McManus is a recipient of the Ellis Island Medal of Honor.

Other Directorships:	Mr. McManus serves as a member of the board of directors of The Eastern Company.
Education:	Mr. McManus received a B.A. in economics from the University of Notre Dame and a J.D. from the Georgetown University Law Center.
Skills/Qualifications:
We believe that Mr. McManus is well-suited to serve on our Board due to his successful growth and development of businesses and products, experience as a chief executive officer of a public company, his significant experience in governance, legal, and risk management, and reading and understanding financial statements.

Novavax, Inc. | 2019 Proxy Statement

JAMES F. YOUNG, PH.D.
Age: 66 Year First Elected Director: 2010

Former Chairman of the Board and Chief Executive Officer of Targeted Microwave Solutions, Inc. from 2016 to 2018. Former President, Research and Development, at MedImmune, Inc. Dr. Young has been Chairman of the Board of Novavax, Inc. since April 2011 and a Director since April 2010. Dr. Young held the position of President, Research and Development, at MedImmune, Inc. from 2000 until 2008 and previously served as Executive Vice President, Research and Development from 1999 to 2000, Senior Vice President from 1995 to 1999, and as Senior Vice President, Research and Development from 1989 to 1995.

Other Directorships:	Dr. Young serves as a member of the boards of CannaRoyalty Corp. and 3-V Biosciences, Inc., a privately-held biopharmaceutical company.
Education:	Dr. Young received B.S. degrees in general science and biology from Villanova University, as well as a Ph.D. in microbiology and immunology from Baylor College of Medicine.
Skills/Qualifications:
We believe that Dr. Young is well-suited to serve on our Board due to his years of experience in the fields of molecular genetics, microbiology, immunology, and pharmaceutical development. In addition, Dr. Young brings extensive scientific background and experiences, particularly in the areas of vaccine research and development.

FOR PROPOSAL NO. 1, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THE ELECTION OF THE NOMINEES.
Novavax, Inc. | 2019 Proxy Statement

Directors Continuing as Class I Directors
STANLEY C. ERCK
Age: 71 Year First Elected Director: 2009

President and Chief Executive Officer of Novavax, Inc. since April 2011 and a Director since June 2009, and previously served as Executive Chairman from February 2010 to April 2011 and Interim Chief Financial Officer from November 2017 to March 2018. From 2000 to 2008, Mr. Erck served as President and Chief Executive Officer of Iomai Corporation, a developer of vaccines and immune system therapies, which was acquired in 2008 by Intercell AG. He also previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now Sanofi Genzyme, and Baxter International.

Other Directorships:	Mr. Erck serves as a member of the boards of MaxCyte, Inc. and MDBio Foundation.
Education:	Mr. Erck received a B.S. in economics from the University of Illinois and a M.B.A from the University of Chicago.
Skills/Qualifications:
We believe that Mr. Erck is well-suited to serve on our Board due to his leadership experience in the biotechnology industry, having held chief executive officer positions for several companies, and his extensive experience of serving on other companies’ boards.

RAJIV I. MODI, PH.D.
Age: 58 Year First Elected Director: 2009

Chairman and Managing Director of Cadila Pharmaceuticals, Ltd. (“Cadila”), a company organized in India, since 1995. Dr. Modi was elected to Novavax, Inc.’s Board based upon his relationship with the Company’s largest stockholder at the time. As of April 25, 2019, Satellite Overseas (Holdings) Limited, a subsidiary of Cadila, holds less than one percent of the Company’s outstanding Common Stock. Dr. Modi serves as a member of the boards of other Cadila group companies.

Other Directorships:	Dr. Modi serves as a member of the boards of Energy Hunter Resources, Inc. and Cadila.
Education:
Dr. Modi received a bachelor’s degree of technology in chemical engineering from the Indian Institute of Technology, a master’s degree in biological engineering from University College, London, and a Ph.D. in biological science from the University of Michigan.

Skills/Qualifications:
We believe that Dr. Modi is well-suited to serve on our Board due to his extensive leadership experience, as well as technical expertise in the development and manufacturing of pharmaceutical products. He also brings broad experience in international joint ventures and pharmaceutical sales.

Novavax, Inc. | 2019 Proxy Statement

Directors Continuing as Class II Directors
RICHARD H. DOUGLAS, PH.D.
Age: 66 Year First Elected Director: 2010

Former Senior Vice President, Corporate Development, Genzyme Corporation. From 1989 to 2011, Dr. Douglas led Genzyme Corporation’s Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989 (now Sanofi Genzyme), Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Dr. Douglas was a postdoctoral fellow in Dr. Leroy Hood’s laboratory at the California Institute of Technology.

Other Directorships:	Dr. Douglas serves as a member of the boards of University of Michigan Technology Transfer National Advisory Board, Aldeyra Therapeutics, Inc., and MaxCyte, Inc.
Education:	Dr. Douglas received a B.S. in chemistry from the University of Michigan and a Ph.D. in biochemistry from the University of California, Berkeley.
Skills/Qualifications:	We believe that Dr. Douglas is well-suited to serve on our Board due to his significant business experience and scientific background.
GARY C. EVANS
Age: 62 Year First Elected Director: 1998

Chairman of the Board and Chief Executive Officer of Energy Hunter Resources, Inc., a Dallas based oil and gas exploration and production company, since May 2016. From May 2009 until May 2016, Mr. Evans served as Chairman of the Board and Chief Executive Officer of Magnum Hunter Resources Corporation (“Magnum Hunter”). In December 2015, Magnum Hunter filed for Chapter 11 bankruptcy and exited restructuring in May 2016 under Mr. Evans’ leadership. Mr. Evans was also founder and CEO of Eureka Hunter Holdings, LLC, Magnum Hunter Resources Inc., Wind Hunter Energy, LLC, and GreenHunter Energy, Inc. Mr. Evans was inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. He was also recognized as the Energy Industry Leader of the year in 2013 and chosen by Finance Monthly in 2013 as one of the most respected CEO’s. Mr. Evans was chosen as the Best CEO in the “Large Company” category by Texas Top Producers in 2013 and won the Deal Maker of the Year Award in 2013 by Finance Monthly.

Other Directorships:	Mr. Evans serves as a member of the board of directors of Energy Hunter Resources, Inc., and on the Advisory Board of the Maguire Energy Institute at Southern Methodist University.
Skills/Qualifications:
We believe that Mr. Evans is well-suited to serve on our Board due to his entrepreneurial experience in the development of a number of companies as well as his extensive leadership experience and his aptitude for reading and understanding financial statements.

Novavax, Inc. | 2019 Proxy Statement

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE MATTERS
On March 7, 2019, the Board determined, upon a recommendation by the Nominating and Corporate Governance Committee, that, with the exception of Dr. Modi and Mr. Erck, all of the members of the Board are “independent” directors, as that term is defined in the Nasdaq listing standards. Mr. Erck is currently the President and Chief Executive Officer of the Company. Dr. Modi is not an “independent” director due to his interest in Cadila and the joint venture it has with the Company, as described in the section titled “Certain Relationships and Related Transactions.”
During 2018, the Board met eight times and acted by written consent in lieu of a meeting one time. In addition, the non-employee directors met five times in executive session during the same period. Each of our incumbent directors, other than Dr. Modi, attended at least 75% of the aggregate of the total number of meetings of the Board they were eligible to attend and the total number of meetings held by all committees on which they served. Dr. Modi was unable to attend four of the eight Board meetings as a result of unavoidable obligations. Dr. Modi has been a member of the Board since 2009, and this is the second year that Dr. Modi did not attend at least 75% of the meetings of the Board. The Board continues to believe that Dr. Modi brings valuable insight and experience to the Board.
Recognizing that director attendance at the Company’s annual meetings of stockholders provides stockholders with an opportunity to communicate with members of the Board, the Company strongly encourages (but does not require) members of the Board to attend such meetings. All of the then-current Board members attended the 2018 Annual Meeting of Stockholders.
Leadership Structure and Risk Oversight
The Board has elected to separate the roles of Chief Executive Officer and Chairman of the Board. On April 19, 2011, Mr. Erck was elected to the role of President and Chief Executive Officer and Dr. Young was elected as Chairman of the Board. Mr. Erck had served as Executive Chairman from February 2010 until April 19, 2011. Before being elected as Chairman of the Board, Dr. Young had served as a member of the Board from April 2010 until April 19, 2011.
The Chief Executive Officer and Chairman work closely together to execute the strategic plan of the Company. The Chairman mentors and advises the senior scientific team, provides an extensive network of contacts, and reports regularly to the Board. The Company believes that the combination of Mr. Erck as the President and Chief Executive Officer and Dr. Young as the Chairman of the Board is an effective leadership structure for the Company. The additional avenues of communication between the Board and management associated with having Dr. Young serve as Chairman provides the basis for the proper functioning of the Board and its oversight of management.
Management of the Company is primarily responsible for managing the risks Novavax faces in the ordinary course of operating the business. The Board actively oversees potential risks and risk management activities by receiving operational and strategic presentations from management, which include discussions of key risks to the business. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management the system of disclosure controls and internal controls over financial reporting and discusses the key risks facing the Company and the processes or actions being taken to mitigate those risks. The Audit Committee also reviews specific risk areas, such as cybersecurity risk, on a regular basis with input from management. As part of this review, the Company’s Vice President, Information Technology provides regular updates to the Audit Committee regarding any current cybersecurity risks and the Company’s cybersecurity risk management program and activities. The Nominating and Corporate Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important compliance and quality issues. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to incentive compensation programs and key employee retention issues. The Board committees are chaired by independent directors and, at each Board meeting, each of the committee chairs delivers a report to the full Board on the activities and decisions made by the committees at recent meetings. There is also a significant amount of cross-over with respect to the membership of the various committees, allowing information to flow freely outside of a full board meeting.
Novavax, Inc. | 2019 Proxy Statement

Board Committees
The Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. In addition to the descriptions below, please refer to the “Compensation Committee Report” and “the Audit Committee Report” included in this Proxy Statement. The members of the committees are shown below.
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard H. Douglas, Ph.D.	Member	Member	—
Stanley C. Erck	—	—	—
Gary C. Evans	Member	—	Chair
Rachel K. King	—	Member	Member
Michael A. McManus, Jr., J.D.	Chair	Member	Member
Rajiv I. Modi, Ph.D.	—	—	—
James F. Young, Ph.D.	—	Chair	Member
Audit Committee
Each Audit Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and an “independent director,” as defined by the listing standards of the Nasdaq. The Board has determined that each of Mr. McManus and Mr. Evans qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC, and is financially sophisticated as required by the listing standards of the Nasdaq. During 2018, the Audit Committee met five times and did not act by written consent in lieu of a meeting.
The Audit Committee acts pursuant to a written charter as adopted by the Board. A current copy of the charter is available on the Company’s website at www.novavax.com. The Audit Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. To this end, the Audit Committee meets with the Company’s independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other filings. The Audit Committee also reviews the adequacy and efficacy of the Company’s accounting, auditing and financial control systems, as well as the Company’s disclosure controls and procedures; monitors the adequacy of the Company’s accounting and financial reporting processes and practices; and considers any issues raised by its members, the Company’s independent registered public accounting firm and the Company’s employees. To assist in carrying out its duties, the Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors, and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls, and auditing matters. The Audit Committee regularly meets with both the Company’s management and its independent auditor collectively and, at times, independently and without the other present, and meets in executive session without management or the independent auditor present.
Compensation Committee
Each Compensation Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Code (“Section 162(m)”), and an “independent director,” as defined by the listing standards of the Nasdaq, including the heightened standards that apply to compensation committee members. During 2018, the Compensation Committee met five times and did not act by written consent in lieu of a meeting.
Novavax, Inc. | 2019 Proxy Statement

The Compensation Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Compensation Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy.
The Compensation Committee reviews and recommends salaries and other compensatory benefits for the employees, executive officers, and directors of Novavax. The Compensation Committee also recommends actions to administer the Company’s equity incentive plans and recommends stock option grants and other awards for employees, executive officers, and directors of Novavax.
As set forth in its charter, the Compensation Committee’s authority and responsibilities include but are not limited to:
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reviewing and recommending to the Board the goals and objectives relevant to the Company’s Chief Executive Officer and other executive officers, annually evaluating the performance of the Chief Executive Officer and other executive officers, and recommending to the independent members of the Board the compensation levels and annual awards for the Chief Executive Officer and other executive officers;

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overseeing the Company’s overall compensation philosophy, policies, and programs;

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making recommendations to the Board about the compensation of the directors;

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approving and administering the Company’s equity-based plans and awards and management incentive plans; and

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approving and reviewing employment agreements, severance arrangements, retirement arrangements, change in control provisions, and any supplemental benefits or perquisites for senior management.

The Compensation Committee has the authority to engage independent compensation consultants or advisors, as it may deem appropriate in its sole discretion, and to approve related fees and retention terms of such consultants or advisors.
The Compensation Committee routinely holds meetings, some of which management attends, as well as executive sessions without management, where compensation is discussed. The chair of the Compensation Committee is responsible for leadership of the Compensation Committee and sets meeting agendas.
The Compensation Committee may request that any executive officer or employee of the Company, outside counsel, or consultant attend Compensation Committee meetings or confer with any members of, or consultants to, the Compensation Committee. The Compensation Committee is supported in its efforts by the Company’s Legal and Human Resources teams, to which the Compensation Committee delegates authority for certain administrative functions. The Chief Executive Officer gives performance assessments and compensation recommendations for each executive officer of the Company (other than himself). The Chairman gives performance assessments and compensation recommendations for the Chief Executive Officer. The Compensation Committee considers the Chief Executive Officer’s and the Chairman’s recommendations and the information provided by the Human Resources team in its deliberations regarding executive compensation and sets the compensation of the executive officers based on such deliberations and recommends that the Board ratify such compensation. The Chief Executive Officer and the Vice President, Human Resources generally attend Compensation Committee meetings but are not present for executive sessions or any discussion of their own compensation.
Nominating and Corporate Governance Committee
Each Nominating and Corporate Governance Committee member is an “independent director,” as defined by the listing standards of the Nasdaq. During 2018, the Nominating and Corporate Governance Committee met four times and did not act by written consent in lieu of a meeting.
The Nominating and Corporate Governance Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Nominating and Corporate Governance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy.
Novavax, Inc. | 2019 Proxy Statement

As provided in the charter, the primary function of the Nominating and Corporate Governance Committee is to assist the Board in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure, and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; overseeing the Company’s corporate governance guidelines; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Business Conduct and Ethics and handling such other matters as the Board or committee deems appropriate. The Nominating and Corporate Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.
As noted above, it is the Nominating and Corporate Governance Committee’s responsibility to review and evaluate director candidates, including candidates submitted by stockholders. In performing its evaluation and review, the Nominating and Corporate Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.
Nomination Procedures
Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company’s Amended and Restated By-Laws (“By-Laws”), which procedures did not change during the last fiscal year. As set forth in the By-Laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of the applicable year’s Annual Meeting; provided, however, that in the event that the date of the applicable year’s annual meeting of stockholders is more than 30 days before or after the anniversary date of the prior year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.
The notice must set forth as to each proposed nominee:
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name, age, business and residence address;

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his or her principal occupation or employment;

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the class and number of shares of capital stock and other securities of the Company, if any, which are beneficially owned by such nominee and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person with respect to the Company’s securities; and

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any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations, or is otherwise required, in each case pursuant to applicable law.

The notice must also set forth with respect to the stockholder giving the notice and each Stockholder Associated Person:
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the name and address, as they appear on the Company’s books, of such stockholder;

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a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and each Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand;

Novavax, Inc. | 2019 Proxy Statement

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the class and number of shares of capital stock and other securities of the Company that are owned by such person; and

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any derivative positions held of record or beneficially by such person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person, with respect to the Company’s securities.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.
In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Company, and such completed questionnaire shall be submitted promptly, and in any event within ten days, after the Company provides the form of such questionnaire. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director. Nominations received through this process will be forwarded to the Nominating and Corporate Governance Committee for review.
The Nominating and Corporate Governance Committee strives to maintain a board of directors with a diverse set of skills and qualifications, to ensure that the board of directors is adequately serving the needs of the Company’s stockholders. Before evaluating director candidates, the Nominating and Corporate Governance Committee reviews the skills and qualifications of the directors currently serving on the Board and identifies any areas of weakness or skills of particular importance. On the basis of that review, the Nominating and Corporate Governance Committee will evaluate director candidates with those identified skills. While the Nominating and Corporate Governance Committee does not have a formal policy on Board diversity, the committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences, and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences, and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. The Nominating and Corporate Governance Committee considers the following skills and experiences necessary to the Board: industry knowledge, clinical development expertise, commercialization expertise, manufacturing expertise, financial expertise and capital raising experience, and scientific or medical education and experience, particularly in vaccine-related fields.
While there are no set minimum requirements, a candidate should:
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be intelligent, thoughtful, and analytical;

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possess superior business-related knowledge, skills, and experience;

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reflect the highest integrity, ethics, and character;

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have excelled in both academic and professional settings;

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demonstrate achievement in his or her chosen field;

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be free of actual or potential conflicts of interest;

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have the ability to devote sufficient time to the business and affairs of the Company; and

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demonstrate the capacity and desire to represent the best interests of the Company’s stockholders as a whole.

In addition to the above criteria (which may be modified from time to time), the Nominating and Corporate Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and
Novavax, Inc. | 2019 Proxy Statement

its committees. Finally, the Nominating and Corporate Governance Committee must consider a candidate’s independence to make certain that the Board includes at least a majority of  “independent” directors to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.
The Nominating and Corporate Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management, and stockholders, as well as through business and other organizational networks. To date, the Nominating and Corporate Governance Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to engage executive search firms and other third parties to assist in finding suitable candidates.
Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Nominating and Corporate Governance Committee also must consider the age and length of service of incumbent directors. In March 2005, the Nominating and Corporate Governance Committee recommended to the Board, and the Board adopted, a rule not to re-nominate a director for re-election if such director has served ten years as a director or has reached 75 years of age, unless circumstances exist which cause the Nominating and Corporate Governance Committee to believe that despite such factors, such a nomination was in the best interest of the Company. In accordance with this policy, although Mr. McManus is currently 76 years of age, the Nominating and Corporate Governance Committee determined to nominate Mr. McManus for reelection to the Board at the Annual Meeting due to his extensive knowledge of our corporate history, operations and strategy, and his significant experience in governance, legal, and risk management, and reading and understanding financial statements. If any existing members do not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience, and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Nominating and Corporate Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. Once a slate of nominees is selected, the Nominating and Corporate Governance Committee presents it to the full Board.
Corporate Governance Guidelines
The Board adopted corporate governance guidelines that are available on the Company’s website at www.novavax.com.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to each of Novavax’ employees, officers, and directors, including, but not limited to, the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Ethics is reviewed at least annually by the Nominating and Corporate Governance Committee. A current copy of the Code Ethics, as amended, is available on the Company’s website at www.novavax.com. The Company intends to disclose on its website any future amendments to and waivers of the Code of Ethics that apply to its Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, and persons performing similar functions.
Stockholder Communications with the Board of Directors
The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. Communications by email should be addressed to ir@novavax.com and marked “Attention: Corporate Secretary” in the “Subject” field. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.
Novavax, Inc. | 2019 Proxy Statement

Certain Relationships and Related Transactions
The Company’s Code of Ethics provides that the Audit Committee is responsible for approving all transactions or business relationships involving Novavax and any director or executive officer, including any transactions between Novavax and either the director or officer personally, members of their immediate families or entities in which they have an interest. In evaluating related party transactions, the Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.
Dr. Modi, a director of Novavax, is also the managing director of Cadila. Novavax and Cadila have formed a joint venture called CPL Biologicals Private Limited (“CPLB”), of which Novavax owns 20% and Cadila owns the remaining 80%. As of April 25, 2019, a subsidiary of Cadila owns 2.5 million shares of Novavax’ outstanding Common Stock.6
In July 2017, the Company entered into a consulting agreement with Dr. Sarah Frech, the spouse of Mr. Stanley C. Erck, the Company’s President and Chief Executive Officer. Dr. Frech is a seasoned biotechnology executive with significant experience managing multiple clinical programs. Under the agreement, Dr. Frech provides clinical development and operations services related to the Company’s Phase 3 clinical trial of ResVax and other professional services. The agreement has been extended to terminate in July 2019. In 2018 and 2017, the Company incurred $0.3 million and $0.2 million, respectively, in consulting expenses under the agreement. The amount due and unpaid for services performed under the agreement at December 31, 2018 was less than $0.1 million. See also the information regarding the consulting agreement in Note 15 to the Company’s Annual Report.
There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Novavax. No director, executive officer, nominee, or any associate of any of the foregoing has any interest, direct or indirect, in any proposal to be considered and acted upon at the Annual Meeting (other than the election of directors).
Compensation Committee Interlocks and Insider Participation
During 2018, Dr. Douglas, Ms. King, Mr. McManus, and Dr. Young served as members of the Compensation Committee. None of the members of the Compensation Committee was at any time during 2018 an employee or executive officer of Novavax.
No executive officer of the Company currently serves, or during 2018 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

6
Share number does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

Compensation of Directors
Compensation paid to our non-employee directors is comprised of two components: (i) cash compensation and (ii) equity awards.
Cash Compensation
Our non-employee director cash compensation arrangement for 2018 was as follows:
Fee(s)	2018 Amount
Annual Director Retainer	$40,000 – Non-Employee Director
Annual Chairperson Retainer	$35,000 – Board
$20,000 – Audit Committee
$15,000 – Compensation Committee
$10,000 – Nominating and Corporate Governance Committee
Committee Member Retainer	$10,000 – Audit Committee
$7,500 – Compensation Committee
$5,000 – Nominating and Corporate Governance Committee
Board and Committee Meetings	Directors do not receive compensation for attending meetings. Directors are reimbursed for reasonable costs and expenses incurred in connection with attending any Board or committee meetings or any other Company related business activities.
Non-Employee Director Deferred Fee Policy
In 2015, the Company implemented a Director Deferred Fee Policy (the “Policy”) for its non-employee directors. The Policy permits an eligible director to defer receipt of all or part of the director’s cash retainer. To defer fees payable during any calendar year, a director must make an election by the end of the preceding calendar year. A director can elect to have 100% of deferred amounts credited to a “cash account” or a “Company Common Stock account,” or, alternatively, a director may elect to have deferred amounts credited 50% to each account. Cash accounts are credited with interest quarterly at the IRS Applicable Federal Rate for short-term debt instruments for the last month of such calendar quarter. Company Common Stock accounts are credited as if amounts were invested in notional stock units based upon the market price of Company Common Stock and are credited with additional notional units if dividends are paid on Company Common Stock. Payment of deferred amounts is to be made in cash upon the occurrence of certain events, including the director’s separation from service, death of the director, or a change in control of the Company. The director may also elect to receive payment of the deferred amounts in a specified year that is not more than ten years from the year in which the director’s fees were earned. A director may elect to receive payment in either a lump sum or in up to ten annual installments.
Dr. Douglas has elected to defer fees earned in the fiscal year ending December 31, 2018. The following table shows how he currently has his deferred fees credited.
Name	Annual Retainer
Richard H. Douglas, Ph.D.	Cash account – 0%
Company Common Stock account – 100%
Equity Awards
On December 13, 2018, the Compensation Committee granted options to purchase 90,000 shares of Company Common Stock to each of Messrs. Evans and McManus, and Dr. Douglas. Dr. Young was granted an option to purchase 200,000 shares of Company Common Stock.7 All of the aforementioned

7
Share numbers do not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

options have an exercise price of  $2.30 per share and will vest in full one year from the date of grant. In connection with her appointment to the Board, Ms. King was granted an option to purchase 160,000 shares of Company Common Stock on October 31, 2018 with an exercise price of  $1.76.8 Ms. King’s options vest in full one year from the date of grant.
Summary Director Compensation Table
The Company does not pay employee directors additional compensation for service on the Board. The following table sets forth information concerning the compensation paid by the Company to each individual who served as a non-employee director at any time during fiscal year 2018:
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
Richard H. Douglas, Ph.D.	57,375	169,803	227,178
Gary C. Evans	59,875	169,803	229,678
Rachel King	7,413	231,248	238,661
Michael A. McManus, Jr., J.D.	71,875	169,803	241,678
Rajiv I. Modi, Ph.D.(3)	—	—	—
James Young, Ph.D.	94,375	377,340	471,715

(1)
Represents fees earned in 2018.

(2)
Represents options granted in 2018 in respect of 2018 service on the Board. The grant date fair value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Assumptions used in the calculation of this amount are included in Note 11 to the Company’s Annual Report. As of December 31, 2018, the aggregate number of stock options held by each non-employee director is as follows: Dr. Douglas, 460,000; Mr. Evans, 430,000; Ms. King 160,000, Mr. McManus, 365,000; Dr. Modi, none; and Dr. Young, 1,265,000.9

(3)
Due to his relationship with Cadila and CPLB, Dr. Modi did not receive compensation for his services as a director.

8
Share number does not reflect the 1-for-20 Reverse Stock Split.

9
Share numbers do not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

EXECUTIVE OFFICERS
Our executive officers hold office until the first meeting of the Board following the annual meeting of stockholders and until their successors are duly chosen and qualified, or until they resign or are removed from office in accordance with our By-Laws. The following information outlines our executive officers and their ages and positions as of May 7, 2019, followed by biographical information of each such executive officer:
Name	Age	Title
Stanley C. Erck	71	President and Chief Executive Officer and Director
John J. Trizzino	59	Senior Vice President, Chief Business Officer and Chief Financial Officer and Treasurer
Gregory M. Glenn, M.D.	65	President, Research and Development
John A. Herrmann III	53	Senior Vice President, General Counsel and Corporate Secretary
Stanley C. Erck has served as President and Chief Executive Officer since April 2011 and a Director since June 2009, and previously served as Executive Chairman from February 2010 to April 2011 and Interim Chief Financial Officer from November 2017 to March 2018. From 2000 to 2008, Mr. Erck served as President and Chief Executive Officer of Iomai Corporation, a developer of vaccines and immune system therapies, which was acquired in 2008 by Intercell AG. He also previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now Sanofi Genzyme, and Baxter International. He also served on the board of directors of BioCryst Pharmaceuticals from December 2008 to December 2018. Mr. Erck also serves on the board of directors of MaxCyte, Inc. and MDBio Foundation. Mr. Erck received a B.S. in economics from the University of Illinois and a M.B.A. from the University of Chicago.
John J. Trizzino has served as Senior Vice President, Chief Business Officer and Chief Financial Officer since March 2018, and previously served as Senior Vice President, Commercial Operations from March 2014 to March 2018. He previously served as the Company’s Senior Vice President, Business Development from August 2010 to September 2011, and its Senior Vice President, International and Government Alliances from July 2009 to July 2010. Mr. Trizzino was the CEO of ImmunoVaccine. Inc. from September 2011 to September 2013, and, prior to joining the Company, VP, Vaccine Franchise at Medimmune, LLC, Senior Vice President, Business Development at ID Biomedical, and Vice President, Business Development in the Medical Group of Henry Schein, Inc. following his position as Vice President, General Manager of its GIV division. Mr. Trizzino also serves on the board of directors of The Maryland Tech Council. Mr. Trizzino received a B.S. from Long Island University, CW Post and a M.B.A. from New York University.
Gregory M. Glenn, M.D. has served as President, Research and Development since March 2016, and previously served as Senior Vice President, Research and Development since January 2014, as Senior Vice President, Chief Medical Officer from January 2011 to January 2014, and Senior Vice President and Chief Scientific Officer from June 2010 to January 2011. Prior to joining the Company, Dr. Glenn was the Chief Scientific Officer and founder of Iomai Corporation, which was acquired in 2008 by Intercell AG, an associate in international health at Johns Hopkins University’s School of Public Health and a clinical and basic research scientist at Walter Reed Army Institute of Research. Dr. Glenn received a B.A. in biology and chemistry from Whitman College and a M.D. from Oral Roberts University School of Medicine. He also completed the Medical Research Fellowship at the Walter Reed Army Institute of Research.
John A. Herrmann III has served as Senior Vice President, General Counsel and Corporate Secretary since June 2014. He previously served as the Company’s Vice President, General Counsel and Corporate Secretary from March 2012 to June 2014, and its Executive Director, Legal Affairs and Corporate Secretary from April 2010 to March 2012. Prior to joining the Company, Mr. Herrmann was General Counsel at Ore Pharmaceuticals and Deputy General Counsel at Gene Logic before it became Ore Pharmaceuticals. Mr. Herrmann worked as Senior Counsel for Celera Genomics following his position as Senior Corporate Counsel at Baxter Healthcare in its Renal Division. Mr. Herrmann received a B.A. in political science and history from Brown University and a J.D. from the University of Illinois.
Novavax, Inc. | 2019 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Overview
The Compensation Discussion and Analysis (the “CD&A”) discusses the compensation of our four executive officers for 2018 (each a “Named Executive Officer” or an “NEO”): (i) Stanley C. Erck, President and Chief Executive Officer; (ii) John J. Trizzino, Senior Vice President, Chief Business Officer and Chief Financial Officer and Treasurer; (iii) Dr. Gregory M. Glenn, President, Research and Development; and (iv) John A. Herrmann III, Senior Vice President, General Counsel and Corporate Secretary.
The CD&A reviews the Company’s executive compensation philosophy, the objectives and operation of the compensation program, how compensation was set for 2018, and the various elements of compensation paid to the executive officers including the NEOs for services during 2018.
Executive Compensation Philosophy
Our compensation program is designed to attract, retain, and reward a high-performance workforce in an extremely competitive recruitment and retention market to achieve the Company’s mission, vision, and goals. This philosophy is reflected in the components of the Company’s compensation program, which include:
•
a competitive compensation package upon hire;

•
a performance management process that defines objectives, tracks employee performance, and ties into the annual rewards process;

•
an annual performance increase practice that rewards each individual employee’s performance against his or her objectives and his or her contribution over the prior year;

•
an annual incentive cash bonus program designed to reward both Company performance and functional area performance;

•
an equity incentive plan that provides initial grants upon hire, annual subsequent grants, and additional grants for promotions, strong performance, and retention of high potential personnel; and

•
a market-competitive, comprehensive benefits program.

The Compensation Committee believes that these components provide the tools needed to deliver performance-based compensation that retains and rewards high-performing employees and aligns with general industry practices. We conducted our most recent advisory vote on executive compensation at our 2018 Annual Meeting of Stockholders. Our Board and our Compensation Committee value the opinions of our stockholders, so we paid close attention to the outcome of this vote even though it is non-binding. Approximately 90% of the votes cast on the advisory vote on executive compensation were in favor of our Named Executive Officer compensation as disclosed in our 2018 proxy statement. We view this support as an affirmation of our pay practices; and, consequently, we have maintained a consistent approach to executive compensation since that time. We have held, and will continue to hold, regular discussions with our shareholders to understand and address any outstanding concerns or other thoughts related to our executive compensation practices. In late 2018 and early 2019, we engaged with certain of our top 20 stockholders and discussed topics related to our business, corporate governance, and executive compensation. Stockholder feedback is important, and the information we glean from these engagements is highly valued. Certain stockholders expressed a preference for performance-based long-term compensation (as compared to time-based). Accordingly, as further discussed below in this CD&A, in March 2019, the Compensation Committee awarded our executive officers performance-based awards connected to certain of our Company objectives.
Novavax, Inc. | 2019 Proxy Statement

Objectives of the Executive Compensation Program
The Compensation Committee believes that the compensation for our executive officers, including our NEOs, should be designed to attract, motivate, and retain highly qualified executive officers responsible for the success of Novavax and should be determined within a framework that rewards performance and aligns the interests of the executive officers with the interests of the Company’s stockholders. Within this overall philosophy, the Compensation Committee’s objectives are to:
•
attract and retain highly qualified employees;

•
reward executives for meeting the strategic goals and objectives of the Company, and reward strong individual performance; and

•
align executives’ interests with those of our stockholders.

Attract and Retain Highly Qualified Executives
Our compensation program is designed to attract, motivate, and retain, from a limited pool of resources, individuals who are highly experienced with proven records of success, and to provide total compensation that is competitive with the Company’s peers within the biotechnology and pharmaceutical industries.
Reward Executives for Meeting Strategic Goals and Objectives of the Company
The Compensation Committee believes that a significant portion of an executive officer’s total compensation should reflect overall Company performance. The compensation program rewards the Company’s executive officers for achieving specified corporate performance goals, as well as goals that fall within their individual functional areas. Incentives are based on meeting criteria in each of these categories and reflect the executive officer’s overall contribution to the Company.
Align Executives’ Interests with Those of Our Stockholders
The Compensation Committee believes that Novavax’ long-term success depends upon aligning executives’ and stockholders’ interests. To support this objective, Novavax provides executive officers with equity accumulation opportunities by awarding equity, generally in form of time-vesting stock options. We consider time based-vesting stock options to be performance-based because no value is created unless the value of our common stock appreciates after grant and the same value is created for our stockholders. Because value is tied to long-term stock performance, we believe that stock options are an effective vehicle to align executive interests with stockholder interests.
Generally, time-vesting stock option grants vest over four years, although certain options granted in 2010 vest annually over a three-year period. Beginning with stock option awards made in 2016, such time-vesting stock option grants vest as to 25% of the award on the first anniversary of the grant date and the remaining 75% vests monthly thereafter over the next three-year period. Such vesting supports long-term retention of executive officers because executive officers cannot exercise the options until they have vested. Fifty percent of the stock options granted to each NEO in November 2016 are eligible to vest only on the achievement of performance milestones based on stock price. In addition to the annual time based-vesting stock option grant made in December 2018, in March 2019, executive officers received time-vesting restricted stock unit retention grants that will vest on September 8, 2019 subject to continued service through the vesting date, and a grant of performance-based restricted stock units in lieu of a full annual cash bonus payment, as further discussed in the section entitled “Elements of Compensation — Incentive Cash Bonus Program” below.
Oversight and Operation of the Executive Compensation Program
The Compensation Committee is appointed by the Board to assist the Board with its responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Information Regarding the Board and Corporate Governance Matters — Compensation Committee” beginning on page 12 of this Proxy Statement.
Novavax, Inc. | 2019 Proxy Statement

The Chief Executive Officer (the “CEO”) evaluates and provides to the Compensation Committee performance assessments and compensation recommendations for each executive officer other than himself. The Chairman of the Board evaluates the CEO’s performance and makes compensation recommendations for the CEO to the Compensation Committee. The Compensation Committee considers the CEO’s and the Chairman’s recommendations and information provided by the Human Resources team in its deliberations regarding executive compensation and recommends to the Board the compensation of the executive officers based on such deliberations. The Board determines all executive compensation based on the recommendation of the Compensation Committee. In 2018, the CEO and the Vice President, Human Resources generally attended Compensation Committee meetings, but were not present for executive sessions or any discussion of their own compensation.
Process for Setting Executive Compensation
Generally speaking, compensation packages for each executive officer are analyzed and discussed separately at the first Compensation Committee meeting each year. Prior to that meeting, an independent compensation consultant performs a comprehensive competitive analysis on the compensation package for each executive officer. In September 2016, the Compensation Committed retained Radford, an Aon Hewitt Company — a business unit of Aon plc (“Radford”) to conduct annual analyses and provide ongoing compensation support. In the fourth quarter of 2018, Radford completed a thorough competitive analysis for 2019 executive compensation, and this analysis was used to inform decisions made on stock option awards granted to executive officers in December 2018. Radford’s competitive analysis was based on a combination of survey data and peer group data.
Survey Data
When determining stock option awards in the fourth quarter of 2018, along with overall compensation for 2019, the Compensation Committee reviewed analysis based on a combination of compensation survey data and peer group data. The compensation survey data source was the Radford Global Life Sciences Survey (the “Survey”). The Survey provides total compensation and practices data for more than 800 life sciences companies and more than 550,000 individuals. Global market data is available for 58 countries and positions at the executive, management, professional, sales, and support levels, as well as overall compensation practices. Target industries include biotechnology, pharmaceutical, diagnostic and clinical research organizations. In 2018, Radford used a customized selection of Survey data comprised of public biopharmaceutical companies with 100 – 1,000 employees and a market capitalization of $100M – $1.5 billion to better align the Survey data with Novavax’ compensation programs.
Radford benchmarks each executive officer’s current compensation against the 50th percentile of the Survey. The Compensation Committee believes this is a common reference point among biotechnology companies similar in size to Novavax and that the Company remains competitive by targeting the 50th percentile of the Survey data.
Peer Data
The Compensation Committee also considered peer group data in making its executive compensation analysis. In doing so, the Compensation Committee used comparative compensation information from a relevant peer group of companies (the “Peer Group”). The Compensation Committee selected the companies in the Peer Group with the assistance of Radford based on factors including, but not limited to, the following: industry sector, stage of development, market capitalization, business focus, and employee headcount.
Novavax, Inc. | 2019 Proxy Statement

The Peer Group Utilized in 2018 Consists of the Following 19 Companies:	Achaogen	Celldex Therapeutics	Recro Pharma
	Achillion Pharmaceuticals	Chimerix	Seres Therapeutics
	Agenus	Cytokinetics	Tetraphase Pharmaceuticals
	Alder Biopharmaceuticals	ImmunoGen	XBiotech
	Athersys	Inovio Pharmaceuticals	Zogenix
	BioCryst Pharmaceuticals	MacroGenics
	BioTime	Merrimack Pharmaceuticals
Internal Equity
The Compensation Committee considers internal equity when determining compensation to ensure that the Company is fair in its compensation practices across roles similar in scope and level of responsibility.
Independent Compensation Analysis
As required by rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Compensation Committee engaged Radford after assessing Radford’s independence. Based upon this assessment, it was determined that the engagement of Radford in September 2016 did not raise any conflicts of interest or similar concerns. The Compensation Committee will assess Radford’s independence and potential conflicts of interest on a regular basis, no less than annually.
Radford was authorized by the Compensation Committee to work with certain executive officers of the Company, as well as other employees in the Company’s Human Resources, Legal, and Finance departments in connection with Radford’s work for the Compensation Committee.
What the Compensation Program is Designed to Reward
Company Performance
The executive compensation program is designed to reward both individual and Company performance. A significant portion of an executive officer’s total compensation package is based on the Company’s performance and the achievement of corporate goals. Because of the key roles the executive officers play in the success of the Company, a significant portion of the achievement of corporate goals is reflective of the executive officers’ individual performance. During 2018, the Board and the Company’s senior executives jointly developed a set of objectives for 2018, which were based on the Company’s strategic plan (the “2018 Objectives”). These objectives are described below under “2018 Performance and Outcomes.”
Individual Performance
For 2018, the CEO reviewed and evaluated the performance of the executive officers other than himself, and recommended their performance goals and objectives for 2019. This review was conducted in the first quarter of 2019. For 2018, the Chairman of the Board reviewed and evaluated the performance of the CEO. The performance goals and objectives for the CEO were the same as the annual corporate objectives based on the strategic plan.
With the exception of the CEO, whose incentive compensation is based entirely on achievement of the 2018 Objectives and the discretion of the Board, each NEO had additional individual goals to support the 2018 Objectives or to further the Company’s strategic plan. Each NEO achieved his individual objectives.
Novavax, Inc. | 2019 Proxy Statement

2018 Performance and Outcomes
During the first quarter of 2019, the Compensation Committee reviewed the Company’s performance related to its 2018 Objectives. The following table summarizes its conclusions regarding these objectives:
2018 Objective	Weight	Achievement	Percent	Explanation
Execute on RSV vaccine development plans	70%	Partially met objective	35%	Although Phase 3 demonstrated efficacy, failed to meet primary objective.
Execute on influenza vaccine development plans	20%	Partially met objective	16%	Successful Phase 2 NanoFlu results, although delayed in FDA confirmation of accelerated approval pathway for licensure.
Complete financing to end 2018 on budget	10%	Met objective	10%	Raised cash opportunistically and stayed on 2018 budget.
Total	100%		61%
Elements of Compensation
The Compensation Committee believes that the most effective compensation program is one that provides a competitive base salary, rewards the achievement of established annual and long-term goals and objectives, and provides an incentive for retention. For this reason, the compensation program is comprised of three primary elements: (i) base salary, (ii) an incentive cash bonus program, and (iii) equity awards. The Compensation Committee believes that these three elements are the most effective combination to motivate and retain executive officers.
The Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract, motivate, and retain highly qualified executive officers, to reward them for performance over time, and to align the interests of the executive officers with the interests of our stockholders.
Base Salary
The Compensation Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long term. The base salaries for the NEOs as of December 31, 2018 were:
Executive	Base Salary ($)	Percentage Increase in Base Salary from December 31, 2017 (%)
Stanley C. Erck	642,720	3.0
John J. Trizzino	382,104	4.4
Gregory M. Glenn, M.D.	463,500	3.0
John A. Herrmann III	370,260	8.9(1)

(1)
Mr. Herrmann’s base salary increase as of December 31, 2018 reflects both a merit increase and an increase based on a market analysis conducted by Radford, designed to bring Mr. Herrmann’s base salary to market median.

Novavax, Inc. | 2019 Proxy Statement

Incentive Cash Bonus Program
The incentive cash bonus program is designed to motivate and reward executive officers for the achievement of specific corporate objectives. The purpose of the incentive cash bonus program is to align company, departmental, and individual goals throughout the Company and to provide an incentive that further ties compensation to individual contribution and teamwork. At the time that the Board (or the Compensation Committee as its delegate) approves the corporate objectives for a particular calendar year, the Board also weights each objective, as shown, for example, in the table of the 2018 Objectives above. In reviewing corporate objectives at the end of each calendar year, the Board generally assigns a percentage to each objective that reflects its determination as to whether the Company achieved that objective, failed to meet that objective, partially met that objective, or exceeded that objective. In some instances, the Board uses its discretion to make such determinations, and in doing so looks at other performance factors, mitigating circumstances, and other material successes or missed opportunities. By applying the achievement percentage to the initial weighting percentage, each objective’s weight contribution and the overall cumulative percentage of corporate performance for the calendar year is determined.
A target bonus is set at a percentage of the executive officer’s base salary, with such percentages being based on market data, although the ultimate amount of any bonus payout is at the discretion of the Board. The Compensation Committee believes that the higher the individual’s position within Novavax, the more closely his or her bonus award should be tied to the Company’s success. Thus, the CEO’s target bonus is based entirely on the achievement of the annual corporate objectives and the discretion of the Board. 80% of Dr. Glenn’s target bonus is based on corporate objectives and 20% of his bonus is based on the performance of his functional area. For the other NEOs, 75% of their bonuses are based on corporate achievement and 25% of their bonuses are based on the functional area performance of each NEO. The 2018 NEO bonus targets and actual incentive cash bonus awards received were as follows:
Executive	Bonus Target as Percentage of Base Salary (%)	Incentive Cash Bonus Award Received ($)
Stanley C. Erck	60.0	—
John J. Trizzino	40.0	53,498
Gregory M. Glenn, M.D.	50.0	79,142
John A. Herrmann III	40.0	51,321
The conclusions regarding the Company’s performance related to its 2018 Objectives are shown above, under the heading “2018 Performance and Outcomes.”
Our CEO did not receive an annual cash bonus in respect of 2018. In recognition of the 2018 Objectives that may be achieved in 2019, in March 2019, the Compensation Committee granted our CEO a performance-based restricted stock units that will vest in March 2020 if, on or prior to September 30, 2019, the Company meets certain performance objectives related to its ResVax™ and NanoFlu™ vaccine candidates.
The Compensation Committee determined that our NEOs, other than the CEO, would receive a 2018 annual cash bonus equal to 50% of the amount determined to be earned in accordance with the 2018 Objectives. In March 2019, in lieu of the remaining 50%, the NEOs, other than the CEO, received time-vesting restricted stock unit retention grants that will vest on September 8, 2019 subject to continued service through the vesting date. In addition, in March 2019, in recognition of the 2018 Objectives that may be achieved in 2019, the Compensation Committee awarded the NEOs performance-based restricted stock units that will vest on March 8, 2020 if, on or prior to September 30, 2019, the Company meets certain performance objectives related to its ResVax and NanoFlu vaccine candidates.
Novavax, Inc. | 2019 Proxy Statement

Equity Awards
Equity awards are a fundamental incentive element in the executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and foster a commonality of interest between stockholders and key executives. In addition, they are crucial to a competitive compensation program for executive officers because they act as a powerful retention tool. The Compensation Committee views the Company as still facing significant risk, but with a potential for a high upside. In the case of stock options, the executive officers are motivated by the potential appreciation in the stock price above the exercise price. To encourage continued employment, stock option grants to executive officers typically include options that require the executive to remain an employee of the Company for four years before the options are fully vested, although certain options granted in 2010 have a three-year vesting period. Beginning with stock option awards made in 2016, such stock option grants vest as to 25% of the award on the first anniversary of the grant date and the remaining 75% vests monthly thereafter over the next three-year period. In addition, the Compensation Committee may award options that vest as the executive officer achieves certain milestones. The Compensation Committee believes it is important to tie the long-term benefit potentially realizable by the executive to a long-term commitment with Novavax.
Annual stock option grants are awarded to executive officers at the discretion of the Board upon a recommendation by the Compensation Committee. Beginning in December 2017, annual stock option grants occur in the fourth quarter of each calendar year, with the grant of such equity occurring at the fourth quarter in-person meeting of the Compensation Committee in December. In making its recommendations, the Compensation Committee considers Company performance, competitive data, and the individual’s scope of responsibility and continuing performance. With guidance from Radford upon its analysis of competitive data, stock options were awarded to the NEOs in December 2018, and these options vest over a four-year period (25% on the first anniversary of the grant date and the remaining 75% monthly thereafter over a three-year period). The executive officers also have the ability to participate in the Company’s ESPP.
Performance-Based Stock Option Awards
From time to time, the Company may grant Performance-Based stock option awards. The following table contains information about the grant, vesting, and forfeiture of outstanding performance-based awards:10
Number of Shares
Non-vested at December 31, 2015	—
Granted	1,100,000
Vested	—
Forfeited	—
Non-vested at December 31, 2016	1,100,000
Granted	—
Vested	—
Forfeited	(125,000)
Non-vested at December 31, 2017	975,000
Granted	—
Vested	—
Forfeited	—
Non-vested at December 31, 2018	975,000

10
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

Restricted Stock Unit Awards
In March 2019, the Compensation Committee awarded the executive officers (i) time-based restricted stock units (“RSUs”) that will vest on September 8, 2019 subject to continued employment with the Company through the vesting date, and (ii) performance-based RSUs that will vest on March 8, 2020 if, on or prior to September 30, 2019, the Company meets certain performance objectives related to its ResVax and NanoFlu vaccine candidates. The following table contains the RSUs granted to each NEO:11
Executive	Time-Vesting Restricted Stock Units(1)	Performance-Based Restricted Stock Units(2)
Stanley C. Erck	—	607,248
John J. Trizzino	102,861	46,887
Gregory M. Glenn, M.D.	152,166	76,083
John A. Herrmann III	98,676	44,979

(1)
One hundred percent of the RSUs subject to this grant under the Company’s 2015 Stock Plan will vest six (6) months from the March 8, 2019 grant date subject to continued employment with the Company through the vesting date.

(2)
Vesting of the RSUs subject to this grant under the 2015 Stock Plan is subject to the satisfaction of both (1) a time-based vesting requirement, pursuant to which one hundred percent of the RSUs vesting on the first anniversary of the March 8, 2019 grant date subject to continued employment through such vesting date; and (2) performance-based vesting requirements, pursuant to which (i) 80% of the RSUs will vest based on achieving a regulatory milestone associated with ResVax on or before September 30, 2019; or (ii) 20% of the RSUs will vest based on achieving a regulatory milestone associated with NanoFlu on or before September 30, 2019.

Clawback Policy
On April 26, 2017, the Board adopted a policy providing that, if the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements under applicable securities laws, with respect to any cash bonus or other cash compensation paid or awarded, or equity-based bonus or other equity-based incentive compensation that was exercised, vested or settled, within six months preceding such restatement, and that was granted or earned or became vested based wholly or in part upon the attainment of any financial reporting measure, if the recipient of such cash or equity-based bonus or other cash or equity-based incentive compensation engaged in fraud, intentional misconduct, or gross negligence that caused or partially caused the need for the restatement, the Board generally may seek reimbursement of any amount paid under an award in excess of what would have been paid had such material noncompliance not occurred.
Perquisites and Other Personal Benefits
The Company does not have any executive perquisite programs. From time to time, on a limited or exception basis, it may decide to provide other benefits that are related to a business purpose or are customary among peer public companies that may otherwise be considered perquisites. All of the NEOs are eligible to participate in the Company’s benefit plans offered to all employees, including health, dental and vision insurance, a prescription drug plan, flexible spending accounts, short and long term disability, life insurance, and a 401(k) plan.
Employment Agreements and Severance Benefits
As of December 31, 2018, the Company had employment agreements in place with all of the NEOs. The employment agreements provide for certain payments if the NEO is terminated by the Company without cause or leaves for good reason. The terms of these agreements are described in greater detail in the section titled “Overview of Employment and Change in Control Agreements.” All of the NEOs are “at will” employees.

11
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

The Company has established a Change in Control Severance Benefit Plan, which provides for severance payments to participating employees if the participant’s employment is terminated in connection with a change in control. This plan is described in greater detail in the section titled “Overview of Employment and Change in Control Agreements.” The Compensation Committee believes it is important to provide such employees with an incentive to remain with the Company amid the uncertainty that often accompanies efforts to consummate a corporate sale or similar transaction that may enhance stockholder value. All of the NEOs participate in the Change in Control Severance Benefit Plan.
Tax and Accounting Implications
Section 162(m) limits to $1 million the amount a company may deduct for compensation paid to certain executive officers, subject to certain grandfathering rules for performance-based compensation in effect on November 2, 2017 and not materially modified after such date. The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary for our success. Accordingly, the Compensation Committee has authorized, and will continue to authorize, compensation arrangements that are not fully deductible under Section 162(m) or that may otherwise be limited as to tax deductibility.
The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. If accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.
Anti-Hedging Policy
Our insider trading policy prohibits all directors and officers from pledging or engaging in hedging or similar transactions in our Common Stock, such as prepaid variable forwards, equity swaps, collars, puts, calls, and short sales.
Compensation Risk Assessment
The Compensation Committee regularly reviews the Company’s compensation and benefits programs, policies and practices, including its executive compensation program and its incentive-based compensation programs for its executive officers, to determine whether such programs, policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Our compensation and governance-related policies are enhanced by our clawback policy, described in the section titled “Elements of Compensation — Clawback Policy” on page 28 of this Proxy Statement, as well as a policy prohibiting hedging and pledging of our securities by our directors and officers, including our NEOs. Based on its assessment, the Compensation Committee does not believe that our compensation programs, policies and practices, in conjunction with our existing processes and controls, create risks that are reasonably likely to have a material adverse effect on our business and operations.
Stockholder Outreach
Active stockholder outreach and interaction is paramount to Novavax’ investor relations strategy. Consistent with that, Novavax attended seven investor conferences in 2018, the majority of which included presentations and opportunities to meet with institutional investors in individual one-on-one settings. Novavax further conducted four non-deal roadshows in the U.S. and Europe. On-site meetings with both sell-side and buy-side contacts included tours of Novavax’ facilities and provided additional opportunities for investor interaction and feedback. Novavax holds an annual stockholder day. In total, Novavax conducted 81 individual calls or meetings with buy-side investors and had 21 interactions with sell-side analysts in 2018. The Company believes these interactions are central to communicating Novavax’ investment opportunity, corporate strategy, milestones and goals, and to obtaining feedback directly from the investment community. As discussed elsewhere in this CD&A, the Compensation Committee took into account stockholder feedback in making performance-based equity grants to our executive officers in March 2019.
Novavax, Inc. | 2019 Proxy Statement

2018 CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information describes the relationship of the annual total compensation of our employees and the annual total compensation of Stanley C. Erck, our President and Chief Executive Officer (our “CEO”).
For 2018:
•
the median of the annual total compensation of all employees of the Company (other than Mr. Erck) was $123,614;

•
Mr. Erck’s annual total compensation, as reported in the Summary Compensation Table included elsewhere within this Proxy Statement, was $4,158,398; and

•
for 2018, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (“CEO Pay Ratio”) is reasonably estimated to be 34 to 1.

To identify its median employee and determine the annual total compensation of that median employee and the CEO:
•
The Company determined that, as of December 31, 2018, its employee population consisted of approximately 374 individuals, with approximately 333 employees based in the United States and 41 employees located in Sweden. All employees are included, whether employed as full-time, part-time, temporary, or seasonal employees, and compensation was annualized for any full-time employee that was not employed for all of fiscal year 2018.

•
We identified our median employee by reviewing compensation data reflected in payroll records consisting of base salary and annual cash incentive payments, which was consistently applied to all employees included in the calculation. Base salary and annual cash incentive payments were used because they represent the Company’s principal broad-based compensation elements.

•
No cost of living adjustments were made in identifying the median employee. For compensation of employees located in Sweden, the exchange rate used was the same as for financial statement translation purposes at December 31, 2018.

•
After identifying the median employee, all of the elements of such employee’s compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, were totaled resulting in annual total compensation of  $123,614. With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement.

The CEO Pay Ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the CEO Pay Ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Novavax, Inc. | 2019 Proxy Statement

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our NEOs for the fiscal years ended December 31, 2018, 2017, and 2016.
Name and Principal Position	Year	Salary(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Stanley C. Erck President and CEO	2018	638,040	3,509,358	—	11,000	4,158,398
	2017	624,000	1,753,125	383,760	10,800	2,771,685
	2016	618,000	3,252,440	—	7,379	3,877,819
John J. Trizzino SVP, Chief Business Officer and CFO and Treasurer	2018	378,078	890,700	53,498	7,500	1,329,776
	2017	366,102	425,000	149,145	7,500	947,747
	2016	359,500	790,315	—	7,387	1,157,202
Gregory M. Glenn, M.D. President, Research and Development	2018	460,125	1,131,189	79,142	11,000	1,681,456
	2017	450,000	531,250	229,500	10,500	1,221,250
	2016	441,250	1,193,920	—	7,500	1,642,670
John A. Herrmann III SVP, General Counsel and Corporate Secretary	2018	362,695	712,560	51,321	11,000	1,137,576
	2017	340,000	425,000	138,550	9,767	913,317
	2016	335,000	790,315	—	7,500	1,132,815

(1)
Includes amounts earned, but deferred at the election of the NEO, such as salary deferrals under the Company’s 401(k) plan.

(2)
The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 11 to the Company’s Annual Report on Form 10-K.

(3)
Represents performance-based bonuses awarded in 2018, 2017, and 2016 under the Company’s incentive cash bonus program. For a description of the incentive cash bonus program, see page 26 in the CD&A.

(4)
For 2018, All Other Compensation consisted of  (i) employer matching contributions to the Company’s 401(k) plan for Messrs. Erck, Trizzino, and Herrmann, and Dr. Glenn.

Novavax, Inc. | 2019 Proxy Statement

GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth information with respect to option awards and other plan-based awards granted to our NEOs during the fiscal year ended December 31, 2018:12
Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Grant Date	All Other Option Awards: Number of Securities Underlying Options(2) (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
	Target ($)	Maximum ($)
Stanley C. Erck	382,824	478,530	12/13/2018	1,970,000	2.30	3,509,358
John J. Trizzino	151,231	189,039	12/13/2018	500,000	2.30	890,700
Gregory M. Glenn, M.D.	230,062	287,578	12/13/2018	635,000	2.30	1,131,189
John A. Herrmann III	145,078	181,348	12/13/2018	400,000	2.30	712,560

(1)
The target cash bonus amount for fiscal 2018 was based on achievement of 100% of the 2018 Objectives and the individual’s earned base salary for 2018 and represented 60% of Mr. Erck’s base salary, 40% of Mr. Trizzino’s base salary, 50% of Dr. Glenn’s base salary, and 40% of Mr. Herrmann’s base salary. The maximum cash bonus amount for fiscal 2018 was capped at achievement of 125% of the 2018 Objectives.

(2)
Represents stock options granted to our NEOs under the Company’s 2015 Stock Plan. All stock option awards in this column are options to purchase shares of the Company’s Common Stock and are subject to service-based vesting, as described below.

(3)
Options granted have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant which, under the Company’s 2015 Stock Plan, is equal to the closing price of the Company’s Common Stock as reported on Nasdaq on the date of grant.

(4)
The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 11 to the Company’s Annual Report.

12
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR END
The following table sets forth certain information with respect to the value of all outstanding equity awards to the NEOs as of December 31, 2018:13
		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Stanley C. Erck	6/24/2009	20,000	—		2.44	6/24/2019(2)
	2/15/2010	150,000	—		2.40	2/15/2020(3)
	6/22/2011	850,000	—		1.99	6/22/2021
	3/1/2012	500,000	—		1.28	3/1/2022
	3/2/2013	900,000	—		1.83	3/2/2023
	3/6/2014	900,000	—		6.05	3/6/2024
	3/5/2015	675,000	225,000		8.94	3/5/2025
	3/15/2016	618,750	281,250		4.99	3/15/2026(4)
	11/14/2016	286,458	263,542		1.35	11/14/2026(4)
	11/14/2016	—	—	550,000	1.35	11/14/2026(5)
	12/15/2017	412,500	1,237,500		1.38	12/15/2027(4)
	12/13/2018	—	1,970,000		2.30	12/13/2028(4)
John J. Trizzino	3/10/2014	300,000	—		5.86	3/10/2024
	3/5/2015	150,000	50,000		8.94	3/5/2025
	3/15/2016	154,688	70,312		4.99	3/15/2026(4)
	11/14/2016	65,104	59,896		1.35	11/14/2026(4)
	11/14/2016	—	—	125,000	1.35	11/14/2026(5)
	12/15/2017	100,000	300,000		1.38	12/15/2027(4)
	12/13/2018	—	500,000		2.30	12/13/2028(4)
Gregory M. Glenn, M.D.	7/1/2010	335,000	—		2.11	7/1/2020(6)
	3/10/2011	64,000	—		2.50	3/10/2021
	3/1/2012	150,000	—		1.28	3/1/2022
	3/2/2013	88,114	—		1.83	3/2/2023
	3/6/2014	175,000	—		6.05	3/6/2024
	3/5/2015	225,000	75,000		8.94	3/5/2025
	3/15/2016	240,625	109,375		4.99	3/15/2026(4)
	11/14/2016	91,146	83,854		1.35	11/14/2026(4)
	11/14/2016	—	—	175,000	1.35	11/14/2026(5)
	12/15/2017	125,000	375,000		1.38	12/15/2027(4)
	12/13/2018	—	635,000		2.30	12/13/2028(4)

13
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
John A. Herrmann III	4/15/2010	75,000	—		2.66	4/15/2020
	3/10/2011	20,000	—		2.50	3/10/2021
	3/1/2012	150,000	—		1.28	3/1/2022
	3/2/2013	150,000	—		1.83	3/2/2023
	3/6/2014	150,000	—		6.05	3/6/2024
	6/12/2014	50,000	—		4.55	6/12/2024
	3/5/2015	150,000	50,000		8.94	3/5/2025
	3/15/2016	154,688	70,312		4.99	3/15/2026(4)
	11/14/2016	65,104	59,896		1.35	11/14/2026(4)
	11/14/2016	—	—	125,000	1.35	11/14/2026(5)
	12/15/2017	100,000	300,000		1.38	12/15/2027(4)
	12/13/2018	—	400,000		2.30	12/13/2028(4)

(1)
All options were awarded under the Amended and Restated 2005 Stock Incentive Plan (the “2005 Stock Plan”) or 2015 Stock Plan and, except as noted, vest in four equal increments on the first four anniversaries of the date of grant.

(2)
These options vested six months following the date of grant.

(3)
These options vested one year following the date of grant.

(4)
Twenty-five percent of the shares subject to this option vest one year following the date of grant, and the remaining seventy-five percent will vest in equal monthly installments over the following three years subject to continued employment through the vesting date.

(5)
The amounts represent performance- and time-based options, and assume achievement of performance at threshold levels. These options are eligible to vest according to the satisfaction of both a time-based vesting requirement, pursuant to which twenty-five percent of the shares subject to this option vest one year following the date of grant, and the remaining seventy-five percent will vest in equal monthly installments over the following three years subject to continued employment through the vesting date; and a performance-based vesting requirement, pursuant to which 33.33%, 33.33%, and 33.34% of the shares will vest if, at any time during the four-year period from the grant date, the volume-weighted average stock price of Novavax’ common stock meets or exceeds three separate pre-determined dollar targets, respectively, for twenty (20) consecutive trading days.

(6)
These options vested in three equal increments on the first three anniversaries of the date of grant.

Novavax, Inc. | 2019 Proxy Statement

OPTIONS EXERCISED AND STOCK VESTED
Our NEOs did not exercise any stock options, or hold any restricted stock awards that vested, during the fiscal year ended December 31, 2018.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about the Company’s Common Stock authorized for issuance under our equity compensation plans as of December 31, 2018.14 See also the information regarding stock options in Note 11 to the Company’s consolidated financial statements for the year ended December 31, 2018, included in the Company’s Annual Report.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Column (a)) (c)
Equity compensation plans approved by security holders(1)	59,509,610	$3.15	11,184,100
Equity compensation plans not approved by security holders	—	—	—
Total	59,509,610	$3.15	11,184,100

(1)
Consists of the 2015 Stock Plan, 2005 Stock Plan, and ESPP. The 2005 Stock Plan terminated pursuant to its terms on February 23, 2015 and no further awards will be made pursuant to that plan.

14
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

OVERVIEW OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
Employment Agreements
On December 31, 2018, the Company had employment agreements in place with each of our NEOs. Each employment agreement provides for a base salary subject to review each year, an incentive bonus, and equity awards. Salary information and the target amount of the incentive bonus are described in greater detail on pages 25 through 28 in the CD&A. The amount of any incentive bonus and the form of payment (cash, shares or units of restricted stock, or some combination of the two) are at the discretion of the Board.
The employment agreements also provide that additional equity may be awarded to the NEO based upon his or her performance and subject to the Board’s approval, for the reimbursement of reasonable expenses incurred by him or her in connection with the performance of his or her duties, and for the NEO to participate in the Company’s Severance Plan (discussed below). Each NEO must devote his or her full business time to the performance of services to the Company.
The employment agreements require each NEO to maintain the confidentiality of the Company’s proprietary information and provide that all work product discovered or developed by the NEO in the course of the NEO’s employment belongs to the Company. In addition, in the employment agreements, the NEOs have agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit the Company’s contractual relationships, in each case during the term of his or her employment and for the duration of the severance period described for the NEO following the termination of his or her employment.
If an NEO is terminated without “cause” or leaves the Company for “good reason” (as such terms are defined in each employment agreement), the NEO may receive a lump sum separation payment. The amount of these payments is more specifically described in the section “Potential Payments Upon Termination” beginning on page 39. To be entitled to such a payment, the NEO must execute and deliver to the Company a waiver and separation agreement, releasing the Company from any claims.
Amended and Restated Change in Control Severance Benefit Plan
In August 2005, the Board adopted a Change in Control Severance Benefit Plan, which has since been amended in July 2006, December 2008, and June 2011 (the “Severance Plan”). The purpose of the Severance Plan is to provide severance pay and benefits to a select group of employees whose employment with the Company may be terminated following a change in control event, to provide such employees with an incentive to remain with the Company, and help the Company consummate a strategic corporate sale or transaction that maximizes stockholder value. Participants in the Severance Plan are recommended by the CEO and approved by the Board. Selected participants with existing severance agreements will be deemed to elect coverage under the Severance Plan and are not eligible for any severance benefits under other agreements unless expressly provided otherwise by the Board. Each of the NEOs participates in the Severance Plan.
The Severance Plan provides for the payment of benefits upon certain triggering events. A triggering event occurs if a participant’s employment is terminated due to an “Involuntary Termination without Cause” for a reason other than death or disability or as a result of a “Constructive Termination” either (i) within a certain period (not to exceed 24 months) after the effective date of a “Change in Control” or (ii) before the Change in Control but after the first day on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of the Change in Control.
Novavax, Inc. | 2019 Proxy Statement

The specific periods of time following the effective date of a Change in Control during which payment of benefits under the Severance Plan may be triggered by termination are as follows:
Severance(1)(2)
Executive	Protected Period	Payment	Continuation of Benefits Period
Stanley C. Erck	24 months	24 months salary	18 months
John J. Trizzino	12 months	12 months salary	12 months
Gregory M. Glenn, M.D.	12 months	12 months salary	12 months
John A. Herrmann III	12 months	12 months salary	12 months

(1)
If a triggering event occurs, the participant is entitled to a lump sum severance payment; a bonus equal to 100% of the target annual performance bonus for the year in which the termination date occurred multiplied by the length in years of the participant’s severance benefit period; and continuation of medical, dental, and vision benefits for the same number of months as the severance period, with the exception of Mr. Erck, whose benefits continue for 18 months.

(2)
The NEOs are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and accrued, but unused vacation pay, and availability for distribution of plan balances under the Company’s 401(k) plan.

As used in the Severance Plan, the below terms shall have the following meanings:
Term	Definition
Involuntary Termination without Cause	The termination of an eligible employee’s employment which is initiated by the Company for a reason other than Cause.
Cause
•
Conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that the eligible employee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement, or any crime that results in or is intended to result in personal enrichment at the expense of the Company;

• Material breach of any agreement entered into between the eligible employee and the Company that impairs the Company’s interest therein;
• Willful misconduct, significant failure to perform the eligible employee’s duties, or gross neglect by the eligible employee of the eligible employee’s duties; or
• Engagement in any activity that constitutes a material conflict of interest with the Company.
Constructive Termination	A termination initiated by an eligible employee because any of the following events or conditions has occurred:

•
a change in the eligible employee’s position or responsibilities (including reporting responsibilities) which represents an adverse change from the eligible employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; the assignment to the eligible employee of any duties or responsibilities which are inconsistent with the eligible employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; except in connection with the termination of the eligible employee’s employment for Cause or the termination of an eligible employee’s employment because of an eligible employee’s disability or death, or except resulting from a voluntary

Novavax, Inc. | 2019 Proxy Statement

Term	Definition
termination by the employee other than as a result of a Constructive Termination;

•
a material reduction in the eligible employee’s pay or any material failure to pay the eligible employee any compensation or benefits to which the eligible employee is entitled within five (5) days of the date due;

•
the Company’s requiring the eligible employee to relocate his principal worksite to any place outside a fifty (50) mile radius of the eligible employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control;

•
the failure by the Company to continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the eligible employee was participating immediately preceding the effective date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the eligible employee;

• any material breach by the Company of any provision of the Severance Plan; or

•
the failure of the Company to obtain an agreement, from any successors and assigns to assume and agree to perform the obligations created under the Severance Plan as a result of a Change in Control.

Change in Control	• A sale, lease, license, or other disposition of all or substantially all of the assets of the Company;

•
A consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger, or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity and its parent following the consolidation, merger, or reorganization;

•
Any transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not stockholders of the Company immediately prior to their acquisition of the Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction and other than as part of a private financing transaction by the Company; or

•
A change in the Incumbent Board, which occurs if the existing members of the Board on the date the Severance Plan was initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member is approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.

Novavax, Inc. | 2019 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
The following table summarizes the payment that would be payable to our NEOs as of December 31, 2018, in the event of the various termination scenarios, including termination other than for cause, termination for cause, and termination in connection with a change in control:
		Triggering Event
Executive	Benefit	Termination Other Than for Cause(1) ($)	Termination For Cause(2) ($)	Termination in Connection with a Change in Control(3) ($)
Stanley C. Erck	Severance Payment	964,080	—	1,285,440
	Bonus	—	—	771,264(4)
	Equity Awards	483,942	—	967,885(5)
	Health Insurance	28,047(6)	—	28,047(6)
	Total	1,476,069	—	3,052,636
John J. Trizzino	Severance Payment	382,104	—	382,104
	Bonus	—	—	152,842(4)
	Equity Awards	—	—	228,599(5)
	Health Insurance	—	—	18,698(6)
	Total	382,104	—	782,243
Gregory M. Glenn, M.D.	Severance Payment	463,500	—	463,500
	Bonus	—	—	231,750(4)
	Equity Awards	—	—	299,339(5)
	Health Insurance	—	—	18,698(6)
	Total	463,500	—	1,013,287
John A. Herrmann III	Severance Payment	370,260	—	370,260
	Bonus	—	—	148,104(4)
	Equity Awards	—	—	228,599(5)
	Health Insurance	—	—	15,467(6)
	Total	370,260	—	762,430

(1)
On December 31, 2018, the Company had employment agreements with Dr. Glenn and Messrs. Erck, Herrmann, and Trizzino, which provided for a lump sum cash severance payment if the executive is terminated without “cause” or leaves for “good reason.” All vested and exercisable stock options held by Dr. Glenn and Messrs. Herrmann and Trizzino must be exercised within three months following the termination date. Mr. Erck is entitled to (i) continuation of medical, dental, and vision benefits for eighteen (18) months following the date of termination and (ii) the accelerated vesting of 50% of the unvested portion of each stock option or restricted stock grant made by the Company. Mr. Erck may exercise all outstanding vested stock options held at termination (including any accelerated options or grants) during the twelve (12) month period following the date of termination.

(2)
In the event an NEO is terminated for cause, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. Cause means (i) the executive’s willful failure or refusal to perform in all material respects the services required to be performed by him; (ii) the executive’s willful failure or refusal to carry out any proper and material direction by the President and Chief Executive Officer or Board (or, with respect to Mr. Erck’s agreement, the Board, and with respect to Mr. Herrmann’s agreement, the CMO, the CEO or the Board) with respect to the services to be rendered by him or the manner of rendering such services; (iii) the executive’s willful misconduct or gross negligence in the performance

Novavax, Inc. | 2019 Proxy Statement

of his duties (or, with respect to Mr. Herrmann’s and Mr. Trizzino’s agreements, the executive’s misconduct in the performance of his duties); (iv) the executive’s commission of an act of fraud, embezzlement, or theft or felony involving moral turpitude; (v) the executive’s use of confidential information, other than for the benefit of the Company in the course of rendering services to the Company; or (vi) a breach of the executive’s non-competition obligations.
(3)
Under the Severance Plan, all current unvested awards become vested and exercisable in full only upon a termination of employment following a Change in Control (a double trigger acceleration). The Severance Plan provides that all vested and exercisable options may be exercised within one year from the participant’s termination date, provided, however, that no exercise may occur later than the expiration date of the option as set forth in the applicable option agreement.

(4)
Bonus equals 100% of the NEO’s target annual bonus award, expressed as a monthly payment, multiplied by the participant’s severance benefit period, expressed monthly.

(5)
Represents the value of all unvested equity awards at the closing price on December 31, 2018, minus any applicable exercise price.

(6)
Reflects the premiums for health, dental, and vision coverage under the Company’s group health insurance program. Amounts are based on the premiums in effect at December 31, 2018.

Termination as a Result of Death or Disability
In the event an NEO is terminated as a result of death or disability, all outstanding stock options and restricted stock units granted to the executive on or after March 2016 will vest as to 50% of the unvested portion of each stock option and restricted stock unit grant as of the termination date. Otherwise, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. If the executive dies while in the employ of the Company (or within three months after the date on which the executive ceases to be an employee), vested and exercisable options may be exercised by the executive’s estate for one year following the executive’s death. If the executive becomes disabled while in the employ of the Company, vested and exercisable options may be exercised by the executive for a period of one year after the executive ceases to be an employee due to a disability.
Novavax, Inc. | 2019 Proxy Statement

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
James F. Young, Chair
Richard H. Douglas, Ph.D.
Rachel K. King
Michael A. McManus, Jr., J.D.
This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.
Novavax, Inc. | 2019 Proxy Statement

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board of Directors and monitors the Company’s financial reporting process on behalf of the Board of Directors. This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during 2018 and particularly with regard to the Company’s audited consolidated statements of financial condition as of December 31, 2018, and the related statements of operations, comprehensive loss, changes in stockholders’ equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 2018.
The Audit Committee believes that it has taken the actions necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and SEC, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.
The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with PCAOB standards. The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the PCAOB independence and ethics rule, Rule 3526, “Communication with Audit Committees Concerning Independence,” relating to the firm’s independence from the Company and its related entities, discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the firm’s provision of non-audit services with maintaining its independence. Management and the Company’s internal and independent auditors also made presentations to the Audit Committee throughout the year on specific topics of interest, that include but are not limited to: (i) information technology systems, controls and security; (ii) critical accounting policies; (iii) the impact of new accounting guidance; (iv) compliance with internal controls required under Section 404 of the Sarbanes-Oxley Act; (v) compliance with Company’s Code of Ethics; (vi) risk management initiatives and controls; (vii) significant legal matters; and (viii) insider and related party transactions. Additionally, the Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plan for their respective audits.
Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.
AUDIT COMMITTEE
Michael A. McManus, Jr., J.D., Chair
Richard H. Douglas, Ph.D.
Gary C. Evans
This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.
Novavax, Inc. | 2019 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 25, 2019, unless otherwise indicated, with respect to the beneficial ownership of our common stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each director of the Company, (iii) each of the named executive officers of the Company, as identified in the “Summary Compensation Table” of this Proxy Statement, and (iv) all directors and executive officers of the Company as a group.15
Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)	Percentage of Class Outstanding(3)
5% or Greater Stockholders
BlackRock, Inc.(4)	32,395,731	6.9
Directors and Named Executive Officers
Richard H. Douglas, Ph.D.(5)	920,000	*
Gary C. Evans(6)	661,979	*
Rachel K. King(7)	86,000	*
Michael A. McManus, Jr. (8)	552,590	*
Rajiv I. Modi, Ph.D.(9)	2,500,000	*
James F. Young, Ph.D.(10)	1,065,000	*
Stanley C. Erck(11)	6,253,487	1.3
Gregory M. Glenn, M.D.(12)	1,770,396	*
John A. Herrmann III(13)	1,215,614	*
John J. Trizzino(14)	1,052,507	*
All directors and executive officers as a group (10 persons)(15)	16,077,573	3.3

* Less than 1%.
(1)
Each beneficial owner named in the table above (except as otherwise indicated in the footnotes below) has an address in c/o Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878.

(2)
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Company’s common stock. Unless otherwise indicated, each beneficial owner named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares of common stock beneficially owned, including shares that may be acquired by such person or group within 60 days of April 25, 2019 upon the exercise of stock options, restricted stock units, warrants, or other purchase rights, but not the exercise of options, warrants, or other purchase rights held by any other person.

(3)
Percentages have been calculated based on 469,453,883 shares of the Company’s common stock outstanding as of April 25, 2019.

(4)
As reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A as filed on February 11, 2019. BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G). Beneficial ownership (and other information in this footnote) is as of December 31, 2018. BlackRock beneficially owns 32,395,731 shares of common stock, for which it has sole voting power with respect to 31,615,343 shares of common stock and sole dispositive power with respect to 32,395,731 shares of common stock. The principle office address of BlackRock is 55 East 52nd Street, New York, NY 10055.

15
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

(5)
Includes 370,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(6)
Includes 340,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019. Also includes 8,000 shares owned Mr. Evans as a result of shares held in trusts for the benefit of Mr. Evans’s children.

(7)
Includes 44,000 shares of common stock indirectly owned by Mrs. King as a result of shares held in trusts for the benefit of Mrs. King’s children.

(8)
Includes 275,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(9)
Consists of 2,500,000 shares owned by Satellite Overseas (Holdings) Limited, a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd. Dr. Modi is a managing director of Cadila Pharmaceuticals Ltd.

(10)
Consists solely of 1,065,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(11)
Includes 5,925,208 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(12)
Includes 1,697,010 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(13)
Includes 1,208,542 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(14)
Includes 913,542 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

(15)
Includes 11,794,302 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 25, 2019.

Novavax, Inc. | 2019 Proxy Statement

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement, as required pursuant to section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The Company provides its stockholders with the opportunity to cast an annual advisory vote to approve the compensation of its Named Executive Officers and this Proposal No. 2, commonly referred to as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation programs.
As described in detail in the Compensation Discussion and Analysis section and the related tables and narrative disclosure in this Proxy Statement, our executive compensation programs are designed to attract and retain highly qualified executives, reflect performance and reward high performance, reward Named Executive Officers for meeting Novavax’ strategic goals and objectives, and align Named Executive Officers’ goals with those of our stockholders. Please read the Compensation Discussion and Analysis section for additional details about our executive compensation objectives, philosophy, and programs, along with the compensation paid to our Named Executive Officers with respect to the fiscal year ended December 31, 2018 and the rationale for such compensation.
Accordingly, the Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers in 2018, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion included in this Proxy Statement.
We recommend that you vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.
Although the say-on-pay vote we are asking you to cast is non-binding, the Board and the Compensation Committee, who are responsible for designing and administering our executive compensation programs, value the opinions of our stockholders on this Proposal No. 2 and will consider the outcome of the vote on this Proposal No. 2 when making future compensation decisions for our Named Executive Officers. The Board has determined to provide stockholders with an annual opportunity to approve the compensation of the Named Executive Officers.
FOR PROPOSAL NO. 2, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2018.
Novavax, Inc. | 2019 Proxy Statement

PROPOSAL NO. 3
AMENDMENT OF 2015 STOCK PLAN
At the Annual Meeting, stockholders will be asked to approve the adoption of the Amended and Restated 2015 Stock Incentive Plan adopted by our Board on May 15, 2019 (the “Amended 2015 Stock Plan”). The 2015 Stock Plan was originally adopted by our Board on March 5, 2015 and approved by Novavax stockholders on June 18, 2015, with an amendment thereto approved by our stockholders on June 9, 2016, an amendment and restatement thereof approved by our stockholders on June 15, 2017, and an amendment and restatement thereof approved by our stockholders on June 14, 2018. The number of shares currently authorized for issuance under the 2015 Stock Plan include the following shares:16
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1,250,000 shares originally authorized for issuance under the 2015 Stock Plan, which included approximately 231,018 shares that were available for issuance under our 2005 Stock Plan immediately prior to its expiration on February 23, 2015;

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an additional 300,000 shares following a vote by Novavax stockholders on June 9, 2016 to approve an amendment to increase the number of shares under the 2015 Stock Plan;

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an additional 250,000 shares following a vote by Novavax stockholders on June 15, 2017 to approve an amendment to increase the number of shares under the 2015 Stock Plan; and

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an additional 1,000,000 shares following a vote by Novavax stockholders on June 14, 2018 to approve an amendment to increase the number of shares under the 2015 Stock Plan.

As discussed further below, stockholders are being asked to approve the Amended 2015 Stock Plan to enable us to increase the number of shares of our Common Stock available for issuance pursuant to awards under the plan by 1,000,000 shares.17
Equity grants are an essential element of the Company’s compensation program. Stockholder approval of the Amended 2015 Stock Plan would allow us to continue to attract and retain high quality and high performing directors, executives, and other employees with equity incentives. The Board approved the Amended 2015 Stock Plan and the additional shares of Common Stock authorized for issuance under it based upon its review and consideration of:
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the Company’s historic rates of equity award issuances;

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the dilutive impact to stockholders;

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equity plan guidelines established by certain institutional investors and proxy advisory firms; and

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advice provided by Radford, the Compensation Committee’s independent consultant.

The Board believes that it is in the best interest of the Company’s stockholders for the Company’s employees (including its officers), directors, and consultants to have an ownership interest in the Company and that granting equity awards to such persons motivates them to contribute to the Company’s success. Given the emphasis placed on equity awards in the Company’s compensation philosophy and, in general, a decline in the Company’s stock price, more shares of our Common Stock were granted as awards under the 2015 Stock Plan (prior to its amendment) in 2018 than previously anticipated. As a result, we do not believe that the remaining shares of Common Stock available for issuance under the 2015 Stock Plan are sufficient to continue implementing the Company’s stock incentive program over the next year taking into account our historic burn rate (discussed below) and certain other factors, including the Company’s anticipated need to attract new employees with appropriate levels of experience and talent. Accordingly, on May 15, 2019, our Board approved the Amended 2015 Stock Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance under the Amended 2015 Stock Plan by 1,000,000 shares

16
Share numbers reflect the 1-for-20 Reverse Stock Split.

17
Share number reflects the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

and to increase the number of shares of Common Stock that may be issued under the Amended 2015 Stock Plan upon the exercise of incentive stock options by 1,000,000 shares.18 The Amended 2015 Stock Plan is being submitted to the Company’s stockholders for approval.
The Board believes that the Amended 2015 Stock Plan continues to promote the interests of our stockholders and continues to be consistent with principles of good corporate governance including:
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Independent Committee.   The Amended 2015 Stock Plan will continue to be administered by the Compensation Committee and its authorized delegates. The Compensation Committee is composed entirely of independent directors who meet the Nasdaq Global Select Market (“Nasdaq”) standards for independence and who meet the definitions of  “outside directors” for purposes of Section 162(m), as in effect prior to December 22, 2017, and “non-employee directors” under Rule 16b-3(b)(3) of the Exchange Act.

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Stockholder Approval is Required for Additional Shares.   The Amended 2015 Stock Plan does not contain an annual “evergreen” provision. The Amended 2015 Stock Plan authorizes a fixed number of shares and, as a result, stockholder approval is required to issue any additional shares under awards under the plan. This gives our stockholders the opportunity to provide direct input on our equity compensation programs.

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Limits on Awards.   The Amended 2015 Stock Plan limits the number of shares of Common Stock that may be awarded through stock options, stock appreciation rights (“SARs”), and other awards that may be granted to any person in any calendar year and contains a separate limit that applies to awards granted to our non-employee directors.

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No Discounted Stock Options or SARs.   All stock options and SARs under the Amended 2015 Stock Plan must have an exercise price or base value that is not less than the fair market value of a share of Common Stock on the date of grant.

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Performance Awards.   Under the Amended 2015 Stock Plan, the Compensation Committee may grant performance-based awards, including awards that were intended to satisfy the requirements of the exception for qualified performance-based compensation as in effect under Section 162(m) for tax years beginning prior to January 1, 2018.

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No Repricing.   Other than in connection with a corporate transaction affecting the Company, the Amended 2015 Stock Plan prohibits any repricing of stock options or SARs without obtaining stockholder approval in accordance with Nasdaq requirements.

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No Liberal Share Recycling.   Shares retained or withheld by or delivered to the Company to satisfy the purchase or exercise price of  (or withholding taxes applicable to) an award and the total number of shares subject to a SAR any portion of which is settled in shares reduce the number of shares available for issuance under the Amended 2015 Stock Plan. In addition, the number of shares available for delivery under the Amended 2015 Stock Plan will not be increased by any shares that have been delivered under the Amended 2015 Stock Plan that are subsequently repurchased using proceeds directly attributable to stock option exercises.

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Minimum Vesting Provisions.   The Amended 2015 Stock Plan requires a minimum vesting period of at least one year for all awards granted under the plan, subject to a carve-out for awards not exceeding five percent of the total shares of our Common Stock reserved for issuance under the plan.

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Accelerated Vesting on a Change in Control.   The Amended 2015 Stock Plan provides that, upon the consummation of a corporate transaction (as described below) the plan administrator may not accelerate the time-based vesting of an award unless such award is not assumed or substituted by the acquiring or succeeding company. Further, the Amended 2015 Stock Plan requires that, on the consummation of a corporate transaction, the performance-based vesting of any award be determined based on the greater of  (a) assumed achievement of the applicable performance goals at 100% of target with the result prorated based on the period of the Participant’s actual

18
Share numbers reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

employment or service relationship with the Company prior to the corporate transaction during the applicable full performance period, or (b) actual achievement of the applicable performance goals through the date of the corporate transaction.
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Clawback Policy.   Awards under the Amended 2015 Stock Plan are subject to recoupment in accordance with any applicable Company clawback or recoupment policy that may be adopted by the Board or as otherwise required by law or applicable listing standards. The Company’s current clawback policy, as adopted by the Board, provides that, if the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements under applicable securities laws, with respect to any cash bonus or other cash compensation paid or awarded, or equity-based bonus or other equity-based incentive compensation that was exercised, vested or settled, within six months preceding such restatement, and that was granted or earned or became vested based wholly or in part upon the attainment of any financial reporting measure, if the recipient of such cash or equity-based bonus or other cash or equity-based incentive compensation engaged in fraud, intentional misconduct, or gross negligence that caused or partially caused the need for the restatement, the Board generally may seek reimbursement of any amount paid under an award in excess of what would have been paid had such error not been made.

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Payment of Dividends.   The Amended 2015 Stock Plan expressly prohibits the payment of dividends or dividend equivalents on unvested awards.

Existing Equity Plan Information19
Since its adoption in 2015, we have granted equity awards exclusively under our 2015 Stock Plan. In fiscal 2018, the Company granted stock options covering a total of 830,670 shares and no restricted stock awards. Our fiscal year 2018 burn rate was determined to be 4.5%.
As of May 7, 2019, our 2015 Stock Plan had 312,659 shares of Common Stock available for grant as equity awards. If the Amended 2015 Stock Plan is approved, the total number of shares of Common Stock that will be available for future awards under the Amended 2015 Stock Plan will be 1,312,659, which is the sum of 1,000,000 shares plus the number of shares currently available under the 2015 Stock Plan. If the stockholders do not approve the Amended 2015 Stock Plan, the Amended 2015 Stock Plan will not become effective and additional awards will only be granted from the shares currently available under the 2015 Stock Plan.
Potential Dilution
As of the Record Date, 23,472,694 shares of our common stock would have been outstanding after giving effect to 1-for-20 Reverse Stock Split, before giving effect to the cancellation of fractional shares. The following table provides information regarding the number of shares subject to each type of outstanding award under the 2015 Stock Plan and the 2005 Stock Plan, the number of shares of our Common Stock available for future awards under the 2015 Stock Plan, the number of additional shares that would be available for future awards under the Amended 2015 Stock Plan, if approved by stockholders, and the dilutive impact of each to our stockholders as of May 7, 2019.20

19
Share numbers reflect the 1-for-20 Reverse Stock Split.

20
Information presented in this table reflects the 1-for-20 Reverse Stock Split before giving effect to the cancellation of fractional stock option shares and restricted stock units.

Novavax, Inc. | 2019 Proxy Statement

	Number of shares	As a percentage of stock outstanding on a fully diluted basis
Outstanding stock options	2,880,585	10.9%
Outstanding restricted stock units	148,229	0.6%
Total shares subject to outstanding awards under the 2015 Stock Plan and the 2005 Stock Plan	3,028,814	11.4%
Total shares available for future awards under the 2015 Stock Plan	312,659	1.2%
Proposed additional shares available for future awards under the Amended 2015 Stock Plan	1,000,000	3.6%
Total potential dilution	4,341,473	15.6%
As indicated by the numbers in the table above, as of May 7, 2019, the potential dilution under our 2015 Stock Plan and 2005 Stock Plan was 12.5%. If the Amended 2015 Stock Plan is approved by our stockholders, our potential dilution will be 15.6%.
Supplemental Equity Compensation Plan Information
The following table provides supplemental information on the Company’s equity compensation plans as of May 7, 2019 in addition to the required information presented under “Equity Compensation Plan Information” included elsewhere in this Proxy Statement.21 Under the plans included in the table below, the Company’s Common Stock may be issued upon the exercise of options and vesting of restricted stock units.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Weighted- Average Remaining Term of Outstanding Options, Warrants, and Rights (c)	Number of Restricted Stock Awards Outstanding (d)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Columns (a) and (d)) (e)
Equity compensation plans approved by security holders	2,880,585(2)	$62.44	7.3	148,229	449,938(3)
Equity compensation plans not approved by security holders(4)	—	—	—	—	—
Total	2,880,585	$62.44	7.3	148,229	449,938

(1)
Reflects 148,229 RSUs outstanding under the 2015 Stock Plan. There are no restricted stock awards outstanding under the 2015 Stock Plan or the 2005 Stock Plan.

(2)
Consists of the 2015 Stock Plan, the 2005 Stock Plan, and the ESPP. The 2005 Stock Plan terminated pursuant to its terms on February 23, 2015 and no further awards will be made pursuant to that plan.

(3)
Reflects 312,659 shares of our Common Stock available under the 2015 Stock Plan and 137,279 shares of our Common Stock available under the ESPP.

(4)
Excludes the Amended 2015 Stock Plan, which is subject to stockholder approval in accordance with this Proposal No. 3.

21
Information presented in this table reflects the 1-for-20 Reverse Stock Split before giving effect to the cancellation of fractional shares.

Novavax, Inc. | 2019 Proxy Statement

Reasons for Seeking Stockholder Approval
Our Board believes that the ability to grant equity compensation to all employees has been, and will continue to be, essential to the Company’s ability to attract and retain the highest quality and highest performing employees and directors. Our Board also believes that equity compensation motivates our employees, including our executive officers, and our directors to contribute to the achievement of our corporate objectives and encourages the alignment of their interests with the interests of our stockholders. After a review of its routine historical practice and an estimation of the Company’s future growth, the Company believes that the availability of 1,000,000 additional shares22 of Common Stock under the Amended 2015 Stock Plan would provide a sufficient number of shares to enable the Company to continue to make awards at historical average annual rates for the next year. The Compensation Committee determined that reserving shares sufficient for approximately one year of new awards at historical grant rates is in line with the practice of our peer public companies.
Summary of the Amended 2015 Stock Plan
The following summary describes the material terms of the Amended 2015 Stock Plan. This summary of the Amended 2015 Stock Plan is not a complete description of all provisions of the Amended 2015 Stock Plan and is qualified in its entirety by reference to the Amended 2015 Stock Plan, which is filed as Appendix A to this Proxy Statement.23
Purpose; Term.   The purpose of the Amended 2015 Stock Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers, and directors of, as well as consultants and advisors to, the Company, its parents and its subsidiaries. Unless sooner terminated in accordance with its terms, the Amended 2015 Stock Plan will terminate upon the close of business on March 4, 2025.
Administration.   The Amended 2015 Stock Plan is administered by the Compensation Committee and its authorized delegates. Subject to the terms of the Amended 2015 Stock Plan, the Compensation Committee has the authority to determine the individuals to whom, and the time or times at which, awards are made, the number of shares of Common Stock subject to each award, and the terms of all awards and all award agreements; to construe the plan and the award agreements under the plan; to prescribe the forms, rules and procedures relating to the plan; to determine the form of settlement of awards (whether in cash, shares of Common Stock, or other property); and to make all other determinations and take all other actions that are, in the Compensation Committee’s judgment, necessary or desirable for the administration of the Amended 2015 Stock Plan. Notwithstanding the foregoing, except in connection with a change in control of the Company or the death or disability of a participant after the time an award has been granted, the Compensation Committee may not accelerate the time or times at which an award vests or becomes exercisable. The Compensation Committee’s construction and interpretation of the terms and provisions of the Amended 2015 Stock Plan and any award agreement are final and conclusive.
Shares Reserved.   Subject to adjustment as described below, the number of shares of Common Stock that are reserved for issuance under the Amended 2015 Stock Plan is 3,8000,000 shares (which includes 1,250,000, 300,000, 250,000, and 1,000,000 shares that were approved by stockholders at the Annual Meeting of Stockholders in 2015, 2016, 2017, and 2018, respectively).24 Shares of Common Stock underlying any award made under the Amended 2015 Stock Plan to the extent the award expires, terminates or is forfeited, in whole or in part, without the issuance of shares become available for issuance again under the Amended 2015 Stock Plan. Shares of Common Stock that are retained or withheld by or delivered to the Company to satisfy any purchase or exercise price or tax withholding obligation, and the total number of shares of Common Stock subject to a SAR, any portion of which is settled in shares of Common Stock,

22
Share number reflects the 1-for-20 Reverse Stock Split.

23
Share numbers included in Appendix A reflect the 1-for-20 Reverse Stock Split.

24
Share numbers reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

are treated as issued under the Amended 2015 Stock Plan. The shares available for issuance under the Amended 2015 Stock Plan are not increased by any shares that have been delivered under the Amended 2015 Stock Plan that are subsequently repurchased using the proceeds directly attributable to stock option exercises.
Maximum Number of Shares Available under ISOs.25   The maximum aggregate number of shares that may be issued under the Amended 2015 Stock Plan upon the exercise of ISOs is 3,800,000.
Individual Limits.26   The maximum number of shares of Common Stock subject to stock options and the maximum number of shares of Common Stock subject to SARs that may be granted to any person in any calendar year is, in each case, 100,000 shares. The maximum number of shares subject to other awards that may be granted to any person in any calendar year is 50,000 shares.
Non-Employee Director Limits.27   A participant in the Amended 2015 Stock Plan who is a non-employee member of our Board may not receive shares of Common Stock underlying awards under the Amended 2015 Stock Plan in any calendar year in excess of 37,500 shares. This limit does not apply to any award or shares of Common Stock granted pursuant to a director’s election to receive shares of Common Stock in lieu of cash fees.
Eligible Participants.   The Compensation Committee may select recipients of awards from among key employees, officers, or directors of, or consultants or advisors to the Company and its parents and subsidiaries who are expected to contribute to the Company’s future growth and success. Eligibility for stock options intended to be “incentive stock options” within the meaning of Section 422 of the Code is limited to employees of the Company or its parents and subsidiaries, in accordance with Section 422 of the Code. As of May 7, 2019, 345 employees, zero consultants, and five directors are eligible to participate in the Amended 2015 Stock Plan.
Awards.   The Amended 2015 Stock Plan provides for grants of stock options, restricted stock, unrestricted stock, SARs, stock units, restricted stock units, and performance awards. Dividend equivalents may also be provided in connection with awards under the Amended 2015 Stock Plan.
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Restricted and Unrestricted Stock.   A restricted stock award is an award of stock subject to forfeiture restrictions, while an unrestricted stock award is not subject to restrictions.

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Stock Options and SARs.   The Amended 2015 Stock Plan provides for the grant of incentive stock options, non-statutory stock options and SARs. Stock options entitle the holder to acquire shares of Common Stock upon payment of the exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Common Stock of equivalent value) equal to the excess of the fair market value of the shares of Common Stock subject to the SAR over the base value from which appreciation under the SAR is to be measured. The exercise price of a stock option, and the base value against which a SAR is to be measured, may not be less than the fair market value (or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of the fair market value) of a share of Common Stock on the date of grant. The Compensation Committee will determine when stock options or SARs become exercisable and the terms on which such awards remain exercisable. Stock options and SARs will generally have a maximum term of ten years (or, in the case of an incentive stock option granted to a ten percent stockholder, five years); however, in general, if  (i) a participant holds an outstanding but unexercised stock option or SAR on the date that is ten years from the date of grant (or, in the case of a stock option or SAR with a maximum term of less than ten years, the last day of such maximum term) and has not exercised such stock option or SAR as of the regular closing time of the exchange on which shares of our Common Stock are traded on the last day of the applicable term of the stock option or SAR, (ii) on such date shares of our Common Stock is publicly traded, and (iii) at such time the fair market value of a share of our Common Stock is

25
Share number reflects the 1-for-20 Reverse Stock Split.

26
Share numbers reflect the 1-for-20 Reverse Stock Split.

27
Share number reflects the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

greater than the exercise price or base value applicable to such stock option or SAR, such stock option or SAR to the extent then vested and exercisable will be automatically exercised on the last day of the applicable term and the number of shares of Common Stock otherwise to be delivered upon exercise of the stock option or SAR will be reduced by, in the case of a stock option, a number of shares having a fair market value equal to the aggregate exercise price of the stock option being exercised and, in the case of a stock option or SAR, a number of shares having a fair market value equal to the amount necessary to satisfy any applicable tax withholding obligation (but not in excess of the maximum withholding amount consistent with the award being subject to equity accounting treatment under the Accounting Rules).
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Stock Units.   A stock unit award is denominated in shares of Common Stock and entitles the recipient to receive stock or cash measured by the value of the shares in the future. The delivery of Common Stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.

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Performance Awards.   A performance award is an award of a stock option, SAR, restricted stock, or restricted stock unit the vesting, settlement or exercisability of which is subject to specified performance criteria.

Vesting.   The Compensation Committee will determine the time or times at which awards will vest or become exercisable. However, no award may vest prior to the first anniversary of the grant date, subject to the Compensation Committee’s discretion to accelerate the vesting of such an award upon a change in control of the Company or the death or disability of a participant.
Termination of Employment or Service.   The Compensation Committee determines the effect of the termination of employment or service on an award. Unless otherwise provided by the Compensation Committee, upon a termination of employment or service, all unvested stock options and SARs will terminate, all other unvested awards will be forfeited, and vested stock options and SARs then held by the participant will remain exercisable for a period of three months, or twelve months in the case of death or disability, following such termination of employment or, in each case, until the applicable expiration date, if earlier. All stock options and SARs held by a participant, whether vested or unvested, immediately prior to the participant’s termination of employment or service will terminate if such termination is for cause.
Non-transferability of Awards.   In general, awards under the Amended 2015 Stock Plan may not be transferred except by will or the laws of descent and distribution, unless, in the case of awards other than incentive stock options, expressly permitted in the agreement evidencing the award. Awards other than incentive stock options may be transferred pursuant to a domestic relations order (within the meaning of Rule 16a-12 of the Exchange Act).
Recovery of Compensation.   The Compensation Committee may cancel, rescind, withhold or otherwise limit or restrict any award at any time under the Amended 2015 Stock Plan if the participant is not in compliance with the provisions of the Amended 2015 Stock Plan or the award or if the participant breaches any agreement with the Company with respect to non-competition, non-solicitation, or confidentiality. The Compensation Committee also may recover any award or payments or gain with respect to any award under the Amended 2015 Stock Plan in accordance with any applicable Company clawback or recoupment policy, as such policy may be in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards. On April 26, 2017, the Board adopted a policy providing that, if the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements under applicable securities laws, with respect to any cash bonus or other cash compensation paid or awarded, or equity-based bonus or other equity-based incentive compensation that was exercised, vested or settled, within six months preceding such restatement, and that was granted or earned or became vested based wholly or in part upon the attainment of any financial reporting measure, if the recipient of such cash or equity-based bonus or other cash or equity-based incentive compensation engaged in fraud, intentional misconduct, or gross negligence that caused or partially caused the need for the restatement, the Board generally may seek reimbursement of any amount paid under an award in excess of what would have been paid had such error not been made.
Adjustment Provisions.   If the outstanding shares of Common Stock are exchanged for a different number or kind of shares or other securities of the Company or increased or decreased as a result of any
Novavax, Inc. | 2019 Proxy Statement

recapitalization, reclassification, stock dividend, stock split or reverse stock split, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment will be made to (a) the maximum number and kind of shares reserved for issuance under the Amended 2015 Stock Plan, (b) the maximum number of shares that can be issued upon exercise of incentive stock options under the Amended 2015 Stock Plan, (c) the limitations on the number of shares of Common Stock that may be delivered through awards granted to any person in any calendar year and the limitations on awards granted to our non-employee directors, (d) the number and kind of shares or other securities subject to any then outstanding awards under the Amended 2015 Stock Plan, and (e) the exercise or purchase prices (or base values) relating to awards and any other provision of awards affected by such change, without (in the case of stock options or SARs) changing the aggregate exercise price (or base values) for such awards. For example, on May 10, 2019, the Company effected the 1-for-20 Reverse Stock Split, which will result in appropriate and proportionate adjustments, as described above.
Change in Control.   In the event of a corporate transaction (as defined in the Amended 2015 Stock Plan) in which awards are not assumed or substituted by the acquiring or succeeding corporation (or an affiliate thereof), the Compensation Committee will provide for the accelerated vesting or delivery of shares under awards and may provide for (a) the cash-out of outstanding awards or (b) the termination of awards that are not exercised prior to the consummation of the transaction. In the event of a corporate transaction in which awards are assumed or substituted by the acquiring or succeeding corporation (or an affiliate thereof), the Compensation Committee will provide that such awards will continue in existence with appropriate adjustments or modifications. The performance-based vesting of any award is determined based on the greater of  (a) assumed achievement of the applicable performance goals at 100% of target with the result prorated based on the period of the Participant’s actual employment or service relationship with the Company prior to the corporate transaction during the applicable full performance period, or (b) actual achievement of the applicable performance goals through the date of the corporate transaction. Except as the Compensation Committee may otherwise provide in any case, all awards will terminate automatically or, in the case of restricted stock, will be forfeited automatically upon the consummation of a covered transaction other than awards that are assumed by the acquiring or succeeding corporation. In general, a corporate transaction under the Amended 2015 Stock Plan means a consolidation, merger, combination or reorganization of the Company, the sale, lease or other disposition of all or substantially all of the assets of the Company, a transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities in which such persons or entities become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction, or a dissolution or liquidation of the Company.
Prohibition on Repricing.   Except in connection with certain corporate transactions involving the Company, the Company may not, without obtaining stockholder approval, amend the terms of outstanding stock options or SARs to reduce the exercise price or base value of such awards, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base value that is less than the exercise price or base value applicable to the original award, or cancel outstanding stock options or SARs that have an exercise price or base value greater than the fair market value of a share of Common Stock on the date of such cancellation in exchange for cash or other consideration.
Plan Amendments and Termination.   The Board may at any time, and from time to time, modify or amend the Amended 2015 Stock Plan in any respect, except that any such modification or amendment will be subject to stockholder approval to the extent required by applicable tax or securities laws or stock exchange listing requirements, and no such modification or amendment may adversely affect the rights under an award previously granted to a participant without such participant’s consent. The Compensation Committee may amend outstanding award agreements only with the consent of the affected participant, except that the Administrator, without the consent of the affected participant, may amend or modify the terms and provisions of the Amended 2015 Stock Plan and of any outstanding incentive stock options granted under the Amended 2015 Stock Plan to the extent necessary to qualify any or all such stock options as incentive stock options or to the extent necessary to ensure the qualification of the Amended 2015 Stock Plan under Rule 16b-3 (if then applicable) or compliance with, or exemption from, Section 409A of the Code.
Novavax, Inc. | 2019 Proxy Statement

The Board may at any time suspend or terminate the Amended 2015 Stock Plan except that any such suspension or termination may not adversely affect the rights under an award previously granted to a participant while the Amended 2015 Stock Plan is in effect without the consent of the affected participant.
Federal Income Tax Consequences
The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the Amended 2015 Stock Plan under current federal tax laws and certain other tax considerations associated with awards under the Amended 2015 Stock Plan. The summary does not address tax rates or non-U.S., state, or local tax consequences, nor does it address employment-tax or other federal tax consequences except as noted.
Restricted Stock.   A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. An 83(b) election must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. Fair market value for this purpose is determined without regard to the forfeiture restrictions. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.
For purposes of determining capital gain or loss on a sale of shares awarded under the Amended 2015 Stock Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount realized (if any) in connection with the forfeiture.
Incentive Stock Options.   In general, a participant realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized on the disposition is treated as a capital gain, for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss, for which the Company is not entitled to a deduction.
Non-statutory Stock Options.   In general, a participant has no taxable income upon the grant of a non-statutory stock option but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction. An incentive stock option that is exercised more than three months after termination of employment (other than termination by reason of death) is generally treated as a non-statutory stock option. Incentive stock options are also treated as non-statutory stock options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of  $100,000.
SARs.   The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.
Novavax, Inc. | 2019 Proxy Statement

Restricted Stock Units.   The grant of a restricted stock unit does not itself result in taxable income. Instead, the participant is taxed upon delivery of the underlying shares (and a corresponding deduction is generally available to the Company). If the shares delivered are restricted for tax purposes, the participant will be subject to the rules described above for restricted stock.
Section 162(m).   Section 162(m) limits to $1 million the amount a company may deduct for compensation paid to certain executive officers, subject to certain grandfathering rules for performance-based compensation in effect on November 2, 2017 and not materially modified after such date. Stock options, SARs and certain performance awards granted under the Amended 2015 Stock Plan prior to November 2, 2017 were generally intended to satisfy the requirements of this exception. However, as discussed above, the Compensation Committee has had discretionary authority to grant awards under the Amended 2015 Stock Plan that do not satisfy the requirements of this exception.
Certain Change in Control Payments.   Under Section 280G of the Code, the vesting or accelerated exercisability of stock options or the vesting and payment of other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change in control in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.
New Plan Benefits
Awards under the Amended 2015 Stock Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. The Compensation Committee has full discretion to determine the shares subject to awards to be granted to participants under the Amended 2015 Stock Plan, subject to the limits described above under Summary of the Amended 2015 Stock Plan — Individual Limits and — Non-employee Director Limits.
The table below reflects all awards that were granted under the 2015 Stock Plan during fiscal year 2018.28 On May 7, 2019, the closing price of a share of our Common Stock (not reflecting the 1-for-20 Reverse Stock Split) as reflected on the Nasdaq was $0.404.
Name and Position	Number of Units
Stanley C. Erck President and Chief Executive Officer	1,970,000
John J. Trizzino SVP, Chief Business Officer and Chief Financial Officer	500,000
Gregory M. Glenn, M.D. President, Research and Development	635,000
John A. Herrmann III SVP, General Counsel and Corporate Secretary	400,000
Executive Officer Group	3,505,000
Non-Executive Director Group	630,000
Non-Executive Officer Employee Group	12,478,409

28
Information presented in this table does not reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

Required Vote
Approval of the Amended 2015 Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on this matter and accordingly will have no effect on the approval of this Proposal No. 3.
FOR PROPOSAL NO. 3, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ADOPTION OF THE AMENDED 2015 STOCK PLAN, INCLUDING AN AMENDMENT
TO INCREASE THE NUMBER OF SHARES BY 1,000,000 UNDER THE
AMENDED 2015 STOCK PLAN.29

29
Share number reflects the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

PROPOSAL NO. 4
AMENDMENT OF ESPP
At the Annual Meeting, stockholders will be asked to approve the ESPP, as amended and restated, adopted by our Board on May 10, 2019 (the “Amended ESPP”). The ESPP was originally adopted by our Board on April 11, 2013 and approved by Novavax stockholders on June 13, 2013. On June 9, 2016, Novavax stockholders voted to approve an amendment to increase the number of shares under the ESPP by an additional 50,000 shares.30 On June 14, 2018, Novavax stockholders voted to approve an amendment to increase the number of shares under the ESPP by an additional 200,000 shares.31 As discussed further below, stockholders are being asked to approve the Amended ESPP to enable us to increase the number of shares of our Common Stock available for issuance pursuant to awards under the plan by 200,000 shares.32
The purpose of the Amended ESPP is to enable eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase shares of our Common Stock and thereby enhance the sense of participation in the affairs of the Company. Our Board believes that providing eligible employees with the opportunity to acquire an ownership interest in the Company has been, and will continue to be, essential to the Company’s ability to attract and retain the highest quality and highest performing employees. Our Board also believes that the ownership of shares of our Common Stock by our employees motivates our employees to contribute to the achievement of our corporate objectives and our success.
We do not believe that the shares of our Common Stock currently available for purchase under the ESPP are sufficient to continue offering shares for purchase under the ESPP until its expiration in 2023. The number of shares originally authorized for purchase under the ESPP was the lesser of  (a) 100,000 shares increased on each anniversary of the adoption of the Amended ESPP by five percent and (b) 150,000 shares.33 As of May 7, 2019, 137,279 shares34 of our Common Stock were available for purchase under the ESPP. Accordingly, on May 10, 2019, our Board adopted the Amended ESPP, subject to stockholder approval, which will increase the number of shares of our Common Stock reserved for purchase under the ESPP by 200,000 shares35 (the “Share Increase”). In establishing the Share Increase, our Board considered the potential dilutive impact to stockholders and the projected participation rate over the remaining term of the plan based on historic rates of participation in the ESPP. For information about options and RSUs outstanding under our existing equity plans and the number of shares available for issuance under such plans, each as of December 31, 2018, please see “Equity Compensation Plan Information” elsewhere in this Proxy Statement.
Summary of the Amended ESPP
The following summary describes the material terms of the Amended ESPP. This summary of the Amended ESPP is not a complete description of all provisions of the Amended ESPP and is qualified in its entirety by reference to the Amended ESPP, which is filed as Appendix B to this Proxy Statement.36
Purpose.   The purpose of the Amended ESPP is to enable our eligible employees and eligible employees of our subsidiaries to purchase shares of our Common Stock and thereby enhance their sense of participation in the affairs of the Company. The Amended ESPP will allow eligible employees to purchase, through payroll deductions, shares of our Common Stock at a discount from the market price of the stock at the time of purchase. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code.

30
Share number reflects the 1-for-20 Reverse Stock Split.

31
Share number reflects the 1-for-20 Reverse Stock Split.

32
Share number reflects the 1-for-20 Reverse Stock Split.

33
Share numbers reflect the 1-for-20 Reverse Stock Split.

34
Share number reflects the 1-for-20 Reverse Stock Split.

35
Share number reflects the 1-for-20 Reverse Stock Split.

36
Share numbers included in Appendix B reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

Administration.   The Compensation Committee of the Board will administer the Amended ESPP, but is authorized to delegate its duties and authority to officers and employees of the Company in its discretion and to the extent permitted by applicable law. The Compensation Committee has the authority to determine eligibility under the Amended ESPP, to interpret the Amended ESPP, to prescribe forms, rules, and procedures under the Amended ESPP, to adopt, amend, rescind, administer and interpret such forms, rules or procedures and otherwise to do all things necessary or advisable to carry out the terms of the Amended ESPP. All determinations and decisions by the Compensation Committee regarding the interpretation and application of the Amended ESPP are final and binding on all parties.
Stock Subject to the Amended ESPP.   Subject to adjustment, as described below, the maximum aggregate number of shares of our Common Stock available for purchase under the Amended ESPP is the lesser of  (a) 550,000 shares increased on each anniversary of the adoption of the Amended ESPP by five percent, and (b) 600,000, which includes the Share Increase of 200,000, described above.37 If any right to purchase shares under the Amended ESPP expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares of our Common Stock subject to such right will again be available for purchase under the Amended ESPP.
Eligibility.   Our employees who (i) customarily work at least 20 hours per week, (ii) customarily work more than five months in a calendar year, and (iii) have been employed by the Company no less than five business days as of the first day of an offering period are eligible to participate in the Amended ESPP. The Compensation Committee may establish additional eligibility requirements prior to the commencement of the applicable offering period. An employee who is an eligible employee on the first day of an offering period may elect to participate in the Amended ESPP for such offering period. Approximately 304 employees were eligible to participate in the Amended ESPP as of May 7, 2019.
Offerings; Purchase Dates.   Unless otherwise determined by the Board, offering periods under the Amended ESPP will be consecutive and overlapping 24-month periods that commence every six months on August 1 and February 1 and end 24 months later on July 31 or January 31, with each offering period having four six-month purchase periods that commence on August 1 or February 1 and end on January 31 or July 31 each year during the offering period, unless the offering period is terminated earlier. Purchases under the Amended ESPP will be made on the last day of each purchase period (the “purchase date”). Our Compensation Committee may change the frequency and duration of offering periods, purchase periods and purchase dates with respect to offering periods that have not yet commenced, in accordance with Section 423 of the Code.
On a purchase date, a participant’s accumulated payroll deductions withheld during the purchase period will be applied to purchase the maximum number of whole shares of our Common Stock that can be purchased with such funds, subject to the limitations described below under Limitations on Purchase and Participation.
Participation.   Eligible employees may become participants in the Amended ESPP by completing an enrollment agreement and filing it with us no later than five business days before the first day of an offering period (unless the Compensation Committee has set a later time for the filing of such subscription agreement). A participant may participate in only one offering period at any time.
Employees electing to participate in the Amended ESPP will authorize us to deduct after-tax dollars from their compensation each payroll period during an offering period. Participants may authorize no more than 15% (in whole percentages) of their compensation to be withheld through payroll deductions. A participant’s accumulated payroll deductions will be applied to the purchase of the maximum number of whole shares that may be purchased on each semi-annual purchase date during the offering period in which the participant participates, subject to the limitations described below under Limitations on Purchase and Participation. Compensation for purposes of the Amended ESPP includes the following forms of cash compensation paid to or earned by an employee: base wages, salary, overtime, payments for paid time off and holidays, bereavement pay, jury/witness duty pay, pay during a period of suspension, compensation deferred pursuant to Section 401(k) or Section 125 of the Code, distributions under any nonqualified deferred compensation plan and any other compensation or remuneration that the Compensation Committee or the Board approves as “compensation” in accordance with Section 423 of the Code.

37
Share numbers reflect the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

Limitations on Purchase and Participation.   No employee may be offered the right to purchase shares under the Amended ESPP if, immediately after the election to participate, such employee would own stock (including stock such employee may purchase under outstanding rights under the Amended ESPP) representing 5% or more of the total combined voting power or value of all classes of our stock. In addition, no participant may be offered the right to purchase shares of our Common Stock under the Amended ESPP if the rights of the participant to purchase stock under the Amended ESPP and all employee stock purchase plans maintained by us or our subsidiaries would accrue at a rate that exceeds $25,000 (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such stock (determined at the time the right is granted) for each calendar year. A maximum of 1,250 shares38 may be purchased by any participant on any single purchase date.
Purchase Price.   For each purchase period, the purchase price per share of our Common Stock will be equal to 85% of the fair market value per share on the first day of the offering period or, if lower, 85% of the fair market value per share on purchase date. Under the Amended ESPP, the fair market value of a share of our Common Stock on any date will be the closing price of a share of our Common Stock on Nasdaq on the date of determination (or, if such day is not a trading day, on the immediately preceding trading day).
If the fair market value of a share of our Common Stock on a purchase date during an offering period is less than the fair market value of a share of our Common Stock on the first day of the offering period, a participant’s accumulated payroll deductions for the applicable purchase period within such offering period will be applied to purchase shares of our Common Stock on the purchase date and the offering period will then terminate. A participant in the terminated offering period will automatically be enrolled in the next offering period, with the participant’s payroll deductions determined by reference to the last payroll deduction authorization properly submitted by the participant to the Company in accordance with the terms of the Amended ESPP.
Termination of Participation.   Employees may end their participation in an offering period by providing written notice of such termination to the Compensation Committee no later than 15 days before a purchase date. A participant’s participation in the Amended ESPP will automatically terminate upon a termination of the participant’s employment with us or one of our subsidiaries or upon the participant’s failure to qualify as an eligible employee. Upon a termination of the employee’s participation in the Amended ESPP, such employee’s payroll deductions not already used to purchase shares of our Common Stock under the Amended ESPP will be returned to the employee.
Adjustment Provisions.   In the event of certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend, or certain recapitalizations, or, if the Board or the Compensation Committee determines that adjustments would be appropriate to prevent dilution or enlargement of benefits under the Amended ESPP, in the event of the payment of a dividend or other distribution, reorganization, merger, or other changes in corporate structure, the Board or the Compensation Committee will equitably adjust (a) the class of shares of our Common Stock issuable and the maximum number of shares of our Common Stock available under the Amended ESPP, (b) the class and number of shares of our Common Stock and the purchase price per share of our Common Stock with respect to any outstanding right to purchase shares of our Common Stock under the Amended ESPP, and (c) the class and maximum number of shares of our Common Stock that may be issued to a participant during any purchase period. For example, on May 10, 2019, the Company effected the 1-for-20 Reverse Stock Split, which will result in appropriate and proportionate adjustments, as described above.
However, no such adjustment may be made unless the Board or the Compensation Committee, as applicable, is satisfied that it will not constitute a modification of the rights granted under the Amended ESPP or otherwise disqualify the Plan as an employee stock purchase plan under the provisions of Section 423 of the Code.
In the event of  (i) a merger or similar transaction in which we are not the surviving corporation or that results in our stockholders ceasing to own shares of our Common Stock, (ii) a sale of all or substantially all of our assets, (iii) an acquisition resulting in ownership of more than 50% of the shares of our Common

38
Share number reflects the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

Stock by any one person (or more than one person acting as a group) that did not own more than 50% of the shares of our Common Stock immediately prior to the acquisition, or (iv) the replacement during any 12-month period of a majority of the directors of the Board by new directors whose appointment was not endorsed by a majority of the directors of the Board prior to the date of the appointment or election, each offering period then in progress will continue unless otherwise provided by the Board or the Compensation Committee, which may in its discretion (a) if the Company is merged with or acquired by another corporation, provide that each outstanding offering will be assumed or exchanged for a substitute right granted by the acquiror or successor corporation, (b) cancel each offering period then in progress and return any unused payroll deductions to the participants, or (c) terminate any and all purchase periods on or before the date of the proposed transaction. In the event of our proposed dissolution or liquidation, each offering period then in progress will be cancelled immediately prior to the consummation of such dissolution or liquidation and accumulated payroll deductions will be returned to participants, unless our Compensation Committee or the Board provides otherwise in its sole discretion.
Amendment and Termination of the ESPP.   The Board may at any time and for any reason amend, suspend or terminate the Amended ESPP. In general, no amendment may affect an offering period in progress at the time of the amendment or may adversely affect the rights of any participant without such participant’s consent unless such amendment is required to satisfy the requirements of Section 423 of the Code, is made in connection with a transaction described above under “Adjustment Provisions,” or is determined by the Board to be advisable in the event of changes to the financial accounting treatment for the Amended ESPP (as described below). Additionally, no amendment may be made without approval of our stockholders within 12 months of its adoption by the Board if such amendment would increase the number of shares that may be issued under the Amended ESPP or change the designation of the corporations whose employees (or class of employees) are eligible to participate in the Amended ESPP or otherwise would be treated as the adoption of a new plan under Section 423 of the Code.
Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board is entitled to make such amendments to the Amended ESPP as it determines are advisable if the continuation of the Amended ESPP or any offering period would result in financial accounting treatment for the Amended ESPP that is different from the financial accounting treatment in effect on the date the Amended ESPP was initially adopted by the Board.
No offers to purchase shares of our Common Stock may be granted under the Amended ESPP after July 21, 2023.
Federal Income Tax Information
The following is a general summary under current law of the material federal income tax consequences to participants in the Amended ESPP. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.
The Amended ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The Amended ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974.
Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares of our Common Stock purchased under the Amended ESPP (the “ESPP shares”). Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the participant’s holding period with respect to the ESPP shares. If the ESPP shares are sold or disposed of more than two years from the first day of the offering period and more than one year from the date of purchase, or upon the participant’s death while owning the ESPP shares, the participant will recognize ordinary income measured as the lesser of  (1) the excess of the fair market value of the ESPP shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the ESPP shares as of the first day of the offering period. Any additional gain will be
Novavax, Inc. | 2019 Proxy Statement

treated as long-term capital gain. If the ESPP shares held for the periods described above are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss equal to the difference between the sale price and the purchase price. If shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the participant’s death while owning the shares, the participant will recognize ordinary income generally measured as the excess of the fair market value of the ESPP shares on the date the ESPP shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the participant’s holding period with respect to the ESPP shares. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. We will treat any transfer of record ownership of shares as a disposition, unless we are notified to the contrary. In order to enable us to learn of dispositions prior to the expiration of the holding periods described above and ascertain the amount of the deductions to which we are entitled, participating employees will be required to notify us in writing of the date and terms of any disposition of shares purchased under the Amended ESPP.
New Plan Benefits
The amounts of future stock purchases under the Amended ESPP are not determinable because, under the terms of the Amended ESPP, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of shares of our Common Stock.
Required Vote
Approval of the Amended ESPP requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal No. 4.
FOR PROPOSAL NO. 4, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ADOPTION OF THE AMENDED ESPP, INCLUDING AN AMENDMENT TO INCREASE
THE NUMBER OF SHARES BY 200,000 UNDER THE AMENDED ESPP.39

39
Share number reflects the 1-for-20 Reverse Stock Split.

Novavax, Inc. | 2019 Proxy Statement

PROPOSAL NO. 5
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019
The Audit Committee, comprised solely of independent directors, has appointed the firm Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The Board recommends that the stockholders of the Company ratify this appointment. Although ratification is not required by the Company’s By-Laws or otherwise, the Company believes that it is advisable to give stockholders an opportunity to ratify this selection.
The affirmative vote of the majority of the shares present in person or represented by proxy at the 2019 Annual Meeting and voting on this proposal shall constitute ratification of the appointment of Ernst & Young LLP. If the appointment of Ernst & Young LLP as the Company’s independent auditor is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and its stockholders. If the stockholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but may proceed with the retention of Ernst & Young LLP if it deems it to be in the best interest of the Company and its stockholders.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to address the Annual Meeting if they desire to do so. They will also be available to respond to appropriate questions from stockholders.
Fees and Services
The following table shows the fees billed by Ernst & Young LLP for professional services rendered as the Company’s independent registered public accounting firm during the 2018 and 2017 fiscal years.
	Ernst & Young LLP
Fee Category	2018 ($)	2017 ($)
Audit Fees	701,681(1)	758,042(2)
Audit-Related Fees	—	—
Tax Fees	85,347	55,600
All Other Fees	—	—
Total Fees	787,028	813,642

(1)
Includes $70,000 for services related to the Company’s public offering of common stock.

(2)
Includes $112,845 for services related to the Company’s universal shelf registration and supplemental prospectus filings.

Audit Fees.   Consists of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for 2018 and 2017 and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, consultations on accounting matters, and registration statement filings and consents.
Audit-Related Fees.   Consists of fees for assurance and related services that were reasonably related to the performance of the independent registered public accounting firm’s audit or review of the Company’s financial statements.
Tax Fees.   Consists of fees for professional services rendered for tax compliance, tax advice, and tax planning for the Company. These amounts represent those billed for tax return preparation for the Company and its subsidiary. All material tax fees were pre-approved by the Audit Committee.
Novavax, Inc. | 2019 Proxy Statement

All Other Fees.   Consists of fees for products and services provided other than those otherwise described above.
Audit Committee Pre-Approval Policies and Procedures
As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of the Company’s independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact.
Under the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved exceed the pre-approved amount, the Audit Committee and the independent registered public accounting firm must confer and the Audit Committee must grant its approval before further work may be performed. For audit services (including the annual financial statement audit, quarterly statement reviews, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company’s consolidated financial statements), the independent registered public accounting firm must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If, in advance of its meeting, the Audit Committee agrees to the engagement letter, the engagement will be formally accepted by the Audit Committee at its next regularly scheduled meeting.
All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above, with the exception of certain services of limited financial expense for which the Audit Committee has authorized the Chairman and the Chief Financial Officer to hire at their discretion. Generally, requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent registered public accounting firm to perform the services. The request must also include a statement as to whether the request or application is consistent with the SEC rules on registered public accounting firm independence.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the committee to its chair and, in certain limited instances, to its Chief Financial Officer, who are each responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. Except as noted above, the Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all audit services provided to the Company by each independent registered public accounting firm engaged during the fiscal years ended December 31, 2018 and 2017.
FOR PROPOSAL NO. 5, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019
Novavax, Inc. | 2019 Proxy Statement

ADDITIONAL INFORMATION
Stockholder Proposals
Stockholder proposals for inclusion in the Company’s proxy statement:   Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2020 Annual Meeting of Stockholders should follow the procedures prescribed in Rule 14a-8 under the Exchange Act and the Company’s By-Laws. Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than January 17, 2020. If the date of next year’s annual meeting of stockholders is changed by more than 30 days from the anniversary date of this year’s Annual Meeting (June 28, 2019), then the deadline is the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.
Other stockholder proposals:   Under the Company’s By-Laws, stockholders who wish to include a proposal in the Company’s 2020 Annual Meeting of Stockholders (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-Laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of this year’s Annual Meeting (June 28, 2019); provided, however, in the event that the date of the meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.
In addition to being timely, any such notice must include the following information regarding each matter the stockholder proposes to bring before the Annual Meeting:
•
a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting;

•
the name and address, as they appear on the Company’s books, of the stockholder proposing such business;

•
the number of shares of capital stock and other securities of the Company which are beneficially owned by the stockholder and each Stockholder Associated Person;

•
any derivative positions held of record or beneficially by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such stockholder or any Stockholder Associated Person with respect to the Company’s securities; and

•
any material interest of the stockholder or any Stockholder Associated Person in such proposal.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.
Please note that if the stockholder proposes to nominate a director for election to the Company’s Board, the procedures described under the caption “Nomination Procedures” herein relating to director nominations must be followed.
Novavax, Inc. | 2019 Proxy Statement

Other Matters
The Board knows of no other matters which will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
* * *
THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, OR VOTE OVER THE INTERNET OR TELEPHONE AS DESCRIBED THEREIN. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.
By the Order of the Board of Directors
John A. Herrmann III
Senior Vice President, General Counsel and
Corporate Secretary
May 16, 2019
Novavax, Inc. | 2019 Proxy Statement

Appendix A
NOVAVAX, INC.
2015 STOCK INCENTIVE PLAN
AMENDED AND RESTATED MAY 15, 2019
Adopted by the Board of Directors as of May 15, 2019
1. Purpose.
The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company. Capitalized terms and operational rules related to such terms not otherwise defined in the Plan are defined on Exhibit A, which is incorporated herein by reference.
2. Type of Stock Awards and Administration.
(a) Types of Stock Awards.   The Plan provides for the grant of Options (including Incentive Stock Options and Non-Statutory Options), Restricted Stock, Unrestricted Stock, Stock Appreciation Rights (or SARs), Stock Units, Restricted Stock Units (or RSUs) and Performance Awards.
(b) Administration.
(i) The Plan will be administered by the Administrator, whose construction and interpretation of the terms and provisions of the Plan and any Award Agreement shall be final and conclusive. The Administrator may in its sole discretion grant Stock Awards with respect to shares of Common Stock and direct the Company to issue shares of Common Stock upon the grant, vesting or exercise of such Stock Awards as provided in the Plan.
(ii) Subject to the express provisions of the Plan, the Administrator shall have authority:
(1) To determine the individuals to whom, and the time or times at which, Stock Awards are made, the number of shares subject to each Stock Award and the terms of all Stock Awards and Award Agreements, which need not be identical;
(2) To construe the Plan and Award Agreements;
(3) To prescribe forms, rules and procedures relating to the Plan;
(4) To determine the form of settlement of Stock Awards (whether in cash, shares of Common Stock or other property); and
(5) To make all other determinations and take all other actions that are, in the judgment of the Administrator, necessary or desirable for the administration of the Plan.
(iii) The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement (or any inconsistency between the Plan and any Award Agreement) in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or individual acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith.
3. Participant Eligibility.
(a) General. The Administrator may select Participants from among key employees, officers or directors of, or consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success; provided, however, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company, and provided further, that persons to whom

Non-Statutory Options or SARs may be granted shall be limited to persons employed by or providing services to the Company and its “qualifying subsidiaries.” For these purposes, a “qualifying subsidiary” means a subsidiary in which the Company owns a “controlling interest” as described in Treasury Regulations §1.409A-1(b)(5)(iii)(E)(1).
(b) Grant of Stock Awards to Directors and Officers.   In the discretion of the Administrator, the selection of a director or officer (as defined for purposes of Rule 16b-3) as a Participant, and the terms of any Stock Award granted to such Participant, including the grant date, the purchase or exercise price, the number of shares underlying the Stock Award and other terms and conditions, shall be determined either (i) by the Board, of which all members shall be “outside directors” and “non employee directors” (each as hereinafter defined) or (ii) by the Compensation Committee, consisting of two or more directors having full authority to act in the matter, each of whom shall be an “outside director” and a “non-employee director” (with any action of the Compensation Committee subject to approval or ratification by the Board, if required). For the purposes of the Plan, a director shall be deemed to be a “non-employee director” only if such director qualifies as a “non-employee director” within the meaning of Rule 16b-3 and shall be deemed to be an “outside director” only if such director qualifies as an “outside director” within the meaning of Section 162(m).
4. Stock Subject to Plan.
(a) Number of Shares.   Subject to adjustment as provided in Section 10 below, the maximum number of shares of Common Stock that may be delivered in satisfaction of Stock Awards under the Plan shall be 3,800,000 shares. Subject to adjustment as provided in Section 10 below, the maximum aggregate number of shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 3,800,000 shares.
(b) Reversion of Shares to the Share Reserve.   Shares of Common Stock underlying any Stock Award to the extent the Stock Award, for any reason, expires, terminates or is forfeited, in whole or in part, without the issuance of shares, shall revert to and again become available for issuance under the Plan. Shares of Common Stock that are retained or withheld by or delivered to the Company to satisfy any purchase or exercise price or tax withholding obligation, and the total number of shares of Common Stock subject to a SAR any portion of which is settled in shares of Common Stock will be treated as issued under the Plan. The shares of Common Stock available for issuance pursuant to Section 4(a) will not be increased by any shares that have been delivered under the Plan that are subsequently repurchased using the proceeds directly attributable to stock option exercises.
(c) Individual Limits.   The following additional limits will apply to Stock Awards of the specified type granted to any person in any calendar year:
(i) Options: 100,000 shares of Common Stock.
(ii) SARs: 100,000 shares of Common Stock.
(iii) Stock Awards other than Options or SARs: 50,000 shares of Common Stock.
In applying the foregoing limits, (A) all Stock Awards of the specified type granted to the same person in the same calendar year will be aggregated and made subject to one limit; (B) the limits applicable to Options and SARs refer to the number of shares of Common Stock subject to those Stock Awards; and (C) the share limit under clause (iii) refers to the maximum number of shares of Common Stock that may be delivered, or the value of which could be paid in cash or other property, under a Stock Award or Stock Awards of the type specified in clause (iii) assuming a maximum payout. Where applicable, the foregoing provisions will be construed in a manner consistent with Section 162(m), including, without limitation, the rules under Section 162(m) pertaining to permissible deferrals of exempt awards.
(d) Non-employee Director Limits.   Notwithstanding any other provision of the Plan to the contrary, including subsection (c) above, a Participant who is a non-employee director, in any calendar year, may not receive shares of Common Stock underlying Stock Awards in excess of 37,500 shares. The foregoing limit shall not apply to any Stock Award or shares of Common Stock granted pursuant to a director’s election to receive shares of Common Stock in lieu of cash fees.

5. Provisions Applicable to Options and Stock Appreciation Rights.
(a) Forms of Award Agreements.   As a condition to the grant of an Option or SAR under the Plan, each recipient of an Option or SAR shall execute an Award Agreement in such form not inconsistent with the Plan as may be approved by the Administrator. Such Award Agreements may differ among Participants and among Stock Awards.
(b) Exercise Price and Base Value.   Subject to Section 3(b), the exercise price, or base value from which appreciation is to be measured, per share of Common Stock subject to a Stock Option or SAR, as applicable, shall be determined by the Administrator; provided, however, that the exercise price of an Option or base value of a SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant of such Option or SAR, or less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to a Participant described in Section 6(b). Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 10 or Section 11 of the Plan, the Company may not, without obtaining stockholder approval in accordance with the applicable requirements of the NASDAQ Global Select Market, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the fair market value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.
(c) Payment of Exercise Price.   Payment of the exercise price of Options granted under the Plan shall be made by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options or through a broker-assisted exercise program acceptable to the Administrator, or, to the extent legally permissible and acceptable to the Administrator, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the Participant having a Fair Market Value equal in amount to the exercise price of the Options being exercised, (ii) through the withholding of shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the aggregate exercise price of the Option being exercised, or (iii) by any other means approved by the Administrator. The Fair Market Value of any non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Administrator.
(d) Maximum Term.   Except as otherwise provided in Section 6 regarding Incentive Stock Options, Options and SARs will have a maximum term of 10 years from the date of grant, subject to earlier termination as provided in the Plan or the applicable Award Agreement.
(e) Exercise of Options and SARs.   Unless the Administrator expressly provides otherwise, no Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and, in the case of an Option, accompanied by any payment required under the Option. An Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until the Administrator has received such evidence as it may require that the person exercising the Stock Award has the right to do so. Notwithstanding the foregoing, unless otherwise provided by the Administrator in an Award Agreement, if (i) a Participant holds an outstanding but unexercised Option or SAR on the date that is ten (10) years from the date of grant (or, in the case of an Option or SAR with a maximum term of less than ten (10) years, the last day of such maximum term) and has not exercised such Option or SAR as of the regular closing time of the exchange on which the Common Stock is traded on the last day of the applicable term of the Option or SAR, (ii) on such date the Common Stock is publicly traded, and (iii) at such time the Fair Market Value of a share of Common Stock is greater than the exercise price or base value applicable to such Option or SAR, such Option or SAR, to the extent then vested and exercisable, shall be automatically exercised on the last day of the applicable term, and the number of shares of Common Stock otherwise to be delivered upon exercise of the Option or SAR shall be reduced by, in the case of an Option, a number of shares having a

Fair Market Value equal to the aggregate exercise price of the Option being exercised and, in the case of an Option or SAR, a number of shares having a Fair Market Value equal to the amount necessary to satisfy any applicable tax withholding obligation (but not in excess of the maximum withholding amount consistent with the award being subject to equity accounting treatment under the Accounting Rules).
(f) Vesting and Effect of Termination of Employment or Other Service Relationship.   Subject to Section 8(b) below, the Administrator will determine the time or times at which an Option or SAR will vest or become exercisable and the terms on which an Option or SAR will remain exercisable. Unless the Administrator expressly provides otherwise, however, the following rules will apply when a Participant’s employment or other service relationship with the Company ceases:
(i) Immediately upon the cessation of the Participant’s employment or other service relationship and except as provided in (ii) and (iii) below, each Option or SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate.
(ii) Subject to (iii) and (iv) below, all Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s employment or other service relationship with the Company, to the extent then exercisable, will remain exercisable for the lesser of  (i) a period of three months or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 5(f)(ii), and will thereupon immediately terminate.
(iii) All Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to (A) the cessation of the Participant’s employment or other service relationship due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) or (B) the Participant’s death within three months following the Participant’s termination of employment, to the extent then exercisable, will remain exercisable for the lesser of  (i) a period of twelve (12) months or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 5(f)(iii), and will thereupon immediately terminate.
(iv) All Options and SARs (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s employment or other service relationship with the Company will immediately terminate upon such cessation of employment or other service relationship if the termination is for Cause.
6. Special Provisions for Incentive Stock Options.
Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:
(a) Express Designation.   All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the Award Agreement evidencing the grant of Incentive Stock Options.
(b) 10% Stockholder.   If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such employee:
(i) the exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and
(ii) the Option may not be exercisable after the expiration of five years from the date of grant.
(c) Dollar Limitation.   For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to be Incentive Stock Options shall not be Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

(d) Continuous Employment.   Except as provided in Section 5(f) above, no Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of the Option, employed by the Company. For all purposes of the Plan and any Incentive Stock Option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations).
7. Provisions of Other Stock Awards.
(a) Restricted Stock Awards.   As a condition to the grant of an award of Restricted Stock under the Plan, each recipient of Restricted Stock shall execute an Award Agreement. The terms and conditions of such Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
(i) Purchase Price.   At the time of the grant of an award of Restricted Stock, the Administrator will determine the price to be paid by the Participant for each share subject to the award, if any.
(ii) Consideration.   At the time of the grant of an award of Restricted Stock, the Administrator will determine the consideration permissible for the payment of the purchase price of the Restricted Stock. The purchase price of the shares of Common Stock acquired pursuant to an award of Restricted Stock shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Administrator.
(iii) Vesting.   At the time of grant of an award of Restricted Stock, the Administrator will determine the conditions under which shares of Restricted Stock will vest or no longer be subject to a substantial risk of forfeiture or repurchase option in favor of the Company, which conditions will be set forth in the applicable Award Agreement.
(iv) Termination of Participant’s Service.   Except as otherwise provided in the applicable Award Agreement, shares of Restricted Stock that have not vested will be forfeited upon the termination of the Participant’s employment or other service relationship with the Company for any reason.
(b) Restricted Stock Units.   As a condition to the grant of RSUs under the Plan, each recipient of an RSU shall execute an RSU Award Agreement in such form not inconsistent with the Plan as may be approved by the Administrator. The terms and conditions of RSU Award Agreements may change from time to time, and the terms and conditions of separate RSU Award Agreements need not be identical; provided, however, that each RSU Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
(i) Consideration.   At the time of grant of an award of RSUs, the Administrator will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the award.
(ii) Vesting.   At the time of the grant of an award of RSUs, the Administrator may impose such restrictions or conditions to the vesting of the shares subject to the award as it deems appropriate.
(iii) Payment.   RSUs may be settled by the delivery of shares of Common Stock, their cash equivalent, or a combination of the two, as the Administrator deems appropriate. Settlement of RSUs shall occur no later than two and one-half  (2½) months following the year in which such RSUs vest, unless the applicable Award Agreement expressly provides that the award of RSUs is intended to comply with the rules applicable to non-qualified deferred compensation under Section 409A.
(iv) Termination of Participant’s Service.   Except as otherwise provided in the applicable Award Agreement, RSUs (and any related dividend equivalents) that have not vested will be forfeited upon the termination of the Participant’s employment or other service relationship with the Company for any reason and RSUs, whether vested or unvested, will be forfeited immediately upon the termination of the Participant’s employment or other service relationship with the Company if the termination is for Cause.

8. Additional Terms Applicable to all Stock Awards.
(a) Award Provisions.   The Administrator will determine the terms of all Stock Awards, subject to the limitations provided in the Plan. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) a Stock Award, the Participant will be deemed to have agreed to the terms of the Stock Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
(b) Vesting.   Notwithstanding anything provided in Section 5(f), Section 7(a)(iii), Section 7(b)(ii) or Section 11 hereof, no Stock Award shall vest prior to the first anniversary of the grant date. Notwithstanding the foregoing, a number of shares of Common Stock not exceeding 5% of the number of shares of Common Stock that may be delivered in satisfaction of Stock Awards may be delivered in satisfaction of Stock Awards that are not subject to the minimum vesting period specified in the preceding sentence. Nothing in this Section 8(b) shall preclude the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Stock Award in connection with or following the cessation of a Participant’s employment or other service relationship due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto), or accelerating the vesting of Stock Awards pursuant to Section 11 below.
(c) Nontransferability of Stock Awards.   Except as provided in this Section 8(c), Stock Awards shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, in the case of Options and SARs, during the life of the Participant, shall be exercisable only by the Participant. Awards, other than Incentive Stock Options, may be transferred pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) or as otherwise expressly permitted by the Administrator in the applicable Award Agreement.
(d) Investment Representations.   The Company may require any person to whom a Stock Award is granted, as a condition of receiving or exercising such Stock Award, as applicable, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.
(e) Compliance with Securities Laws.   Each Stock Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Award may not be issued or exercised, as applicable in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.
(f) Additional Restrictions.   The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Stock Award at any time if the Participant is not in compliance with all applicable provisions of the applicable Award Agreement and the Plan, or if the Participant breaches any agreement with the Company with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Stock Awards made under the Plan and payments under or gain in respect of any Stock Award in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act.

(g) Dividend Equivalents, Etc.   The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Common Stock subject to a Stock Award whether or not the holder of such Stock Award is otherwise entitled to share in the actual dividend or distribution in respect of such Stock Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Stock Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose. Notwithstanding the foregoing, no dividends or dividend equivalents may be paid to a Participant in connection with a Stock Award prior to the date on which such Stock Award vests.
(h) Section 162(m).   In the case of any Performance Award (other than an Option or SAR) intended to qualify for the performance-based compensation exception under Section 162(m), the Administrator will establish the applicable Performance Criterion or Criteria in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Stock Award as performance-based compensation under Section 162(m)) and, prior to the event or occurrence (grant, vesting or payment, as the case may be) that is conditioned on the attainment of such Performance Criterion or Criteria, will certify in writing whether it or they have been attained. Except as otherwise determined by the Administrator, the provisions of this Section 8(h) relating to Performance Awards shall not apply to Stock Awards granted on or after the Amendment Date.
(i) Coordination with Other Plans.   Stock Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Stock Awards under the Plan or awards made under other compensatory plans or programs of the Company. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company may be settled in Common Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Common Stock or another Stock Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan will be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.
(j) Section 409A.   Each Award Agreement will contain such terms as the Administrator determines, and will be construed and administered, such that the Stock Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.
9. Rights as a Stockholder.
Nothing in the Plan will be construed as giving any person the rights as a stockholder with respect to any shares of Common Stock underlying a Stock Award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) except as to shares of Common Stock actually issued under the Plan. Except as otherwise provided in an Award Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares of Common Stock are issued.
10. Adjustment Provisions for Recapitalizations and Related Transactions.
(a) If  (i) the outstanding shares of Common Stock are (A) exchanged for a different number or kind of shares or other securities of the Company or (B) increased or decreased as a result of any recapitalization, reclassification, stock dividend, stock split or reverse stock split or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made to (1) the maximum number and kind of shares reserved for issuance under the Plan, (2) the maximum number of shares that can be issued upon exercise of Incentive Stock Options under the Plan, (3) the limitations on Stock Awards pursuant to Section 4(c) and (d), (4) the number and kind of shares or other securities subject to any then outstanding Stock Awards under the Plan, and (5) the exercise or purchase prices (or base values) relating to Stock Awards and any other provision of Stock Awards affected by such change, without (in the case of Options or SARs) changing the aggregate exercise price or base values for such Stock Awards. Any adjustment made pursuant to this Section 10 shall be made by the Administrator having due regard, where applicable, for the qualification of Incentive Stock Options under Section 422, the requirements of Section 409A and the performance-based compensation rules of Section 162(m).
(b) Any adjustments under this Section 10 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.
11. Merger, Consolidation, Asset Sale, Liquidation, etc.
(a) General.   In the event of  (i) a consolidation, merger, combination or reorganization of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, (ii) the sale, lease or other disposition of all or substantially all of the assets of the Company, (iii) a transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (a “Securities Acquisition”) other than by virtue of a merger, consolidation or similar transaction, or (iv) a dissolution or liquidation of the Company (hereinafter, each of the events described in (i) through (iv) above shall be a “Corporate Transaction”), if such Stock Awards are not assumed, or equivalent stock awards are not substituted, by the acquiring or succeeding corporation (or an affiliate thereof), the Administrator will provide that all or any outstanding Stock Awards shall become vested and exercisable (or that any reacquisition or repurchase rights held by the Company shall lapse) at or immediately prior to such event, and will (1) upon written notice to the Participants, provide that all Stock Awards that are outstanding, whether vested or unvested and whether exercisable or unexercisable, including Stock Awards that are “out-of-the-money” or “underwater,” will terminate immediately prior to the consummation of a Corporate Transaction, unless exercised (to the extent then vested and exercisable) by the Participant within a specified period following the date of such notice, if applicable, or (2) in the event of a consolidation, merger, combination, reorganization or Securities Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the transaction (the “Sale Price”), make or provide for a cash payment to the Participant equal to the difference between (A) the Sale Price times the number of shares of Common Stock subject to such outstanding Stock Awards (to the extent then vested or exercisable at prices not in excess of the Sale Price), and (B) the aggregate exercise price of all such outstanding Stock Awards (to the extent then vested or exercisable at prices not in excess of the Sale Price) in exchange for the termination of such Stock Awards. In the event of a Corporate Transaction, if such Stock Awards are assumed, or equivalent stock awards are substituted, by the acquiring or succeeding corporation (or an affiliate thereof), the Administrator shall provide that such Stock Awards shall continue in existence with appropriate adjustments or modifications, provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code. Notwithstanding anything to the contrary in this Section 11(a), the vesting of any performance-based Stock Awards will be determined based on the greater of  (i) assumed achievement of the applicable performance goals at 100% of the performance target, as provided in the Award Agreement with the result prorated based on the period of the Participant’s actual employment or other service relationship with the Company prior to the Corporate Transaction during the applicable full performance period, or (ii) actual achievement of the applicable performance goals, as provided in the Award Agreement, through the date of the consummation of the Corporate Transaction. Except as the Administrator may otherwise determine in any case, each Stock Award will automatically terminate (and in the case of outstanding shares of Restricted Stock will be forfeited automatically) upon consummation of the Corporate Transaction, other than Stock Awards assumed pursuant to clause (1) of this Section 11(a).
(b) Substitute Options.   The Company may grant Stock Awards under the Plan in substitution for Stock Awards held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger, consolidation, combination or reorganization of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Stock Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.
12. No Employment Rights.
Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her employment or other service relationship with the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant. The loss of existing or potential profit in a Stock Award will not constitute an element of damages in the event of a termination of a Participant’s employment or other service relationship with the Company for any reason, even if the termination is in violation of an obligation of the Company to the Participant.
13. Other Employee Benefits.
Except as to plans which by their terms include such amounts as compensation or as otherwise specifically determined by the Administrator, the amount of any compensation deemed to be received by an employee as a result of the issuance of a Stock Award, the lapse of any restrictions thereon, or the exercise of an Option or SAR, or the sale of shares received upon such exercise will not constitute compensation for purposes of determining any other employee benefits of such employee, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan.
14. Amendment of the Plan and Stock Awards.
(a) The Board may at any time, and from time to time, modify or amend the Plan in any respect, except that any such modification or amendment (i) shall be subject to stockholder approval if the approval of the stockholders of the Company is required under Section 422 or any successor provision with respect to Incentive Stock Options, Rule 16b-3 (if then applicable), Section 162(m), or any other applicable tax or securities law or stock exchange listing requirements, and (ii) shall not adversely affect the rights under any Stock Award previously granted to a Participant without the Participant’s consent.
(b) With the consent of the affected Participant, the Administrator may amend outstanding Stock Award agreements in a manner not inconsistent with the Plan, provided, however, that, without the consent of the affected Participant, the Administrator shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422, (ii) the terms and provisions of the Plan and of any outstanding Stock Award to the extent necessary to ensure (A) the qualification of the Plan under Rule 16b-3 (if then applicable) or (B) compliance with, or exemption from, Section 409A.
15. Withholding.
(a) The delivery, vesting and retention of Common Stock, cash or other property under a Stock Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect thereto. The Administrator will prescribe such rules for the withholding of taxes as it deems appropriate. The Company shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares of Common Stock issued, or cash or other property delivered, in settlement of a Stock Award, upon the exercise of Options or SARs, and upon the lapse of any restrictions with respect to a Stock Award. Subject to the prior approval of the Administrator, which may be withheld in its sole discretion, a Participant may elect (i) to cause the Company to hold back shares of Common Stock from a Stock Award or (ii) to deliver to the Company shares of Common Stock already owned by the Participant in satisfaction of tax withholding obligations but, in each case, not in excess of the maximum withholding amount consistent with the award being subject to equity accounting treatment under the Accounting Rules. The shares of Common Stock so delivered or held back shall have a Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 15(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).
16. Effective Date and Duration of the Plan.
(a) Effective Date.   The Plan is effective as of the Amendment Date, subject to its approval by the Company’s stockholders at the Company’s annual meeting in 2019. If such stockholder approval is not obtained within twelve months after the Amendment Date, Options and SARs granted under the Plan shall not vest and shall terminate and neither Options nor SARs shall be granted thereafter under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board; amendments requiring stockholder approval (as provided in Section 14) shall become effective when adopted by the Board, but no Options or SARs granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Options or SARs) and no other Stock Award shall be granted, unless and until such amendment shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Options or SARs granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such Options or SARs. Subject to this limitation, Stock Awards may be granted under the Plan at any time after the Amendment Date and before the termination of the Plan as provided in Section 16(b) below.
(b) Termination.   The Board may suspend or terminate the Plan at any time, except that such suspension or termination of the Plan shall not adversely affect a Participant’s rights under a Stock Award previously granted to the Participant while the Plan is in effect without the consent of the Participant. Unless sooner terminated in accordance with this Section or Section 11, the Plan shall terminate upon the close of business on the day immediately preceding the (10th) tenth anniversary of the Adoption Date. Stock Awards outstanding on such date shall remain in force and effect in accordance with their terms.
17. Provision for Foreign Participants; Sub Plans.
(a) The Administrator may, without amending the Plan, modify Stock Awards granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
(b) The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Board’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).
18. Miscellaneous.
(a) Waiver of Jury Trial.   By accepting a Stock Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Stock Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting a Stock Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Stock Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving a Stock Award hereunder.
(b) Limitation of Liability.   Notwithstanding anything to the contrary in the Plan, neither the Company nor the Administrator, nor any person acting on behalf of the Company or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of a Stock Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), by reason of the failure of a Stock Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Stock Award.
19. Governing Law.
(a) Certain Requirements of Corporate Law.   Stock Awards will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Common Stock is listed or entered for trading, in each case as determined by the Administrator.
(b) Other Matters.   Except as otherwise provided by the express terms of an Award Agreement, under a sub-plan described in Section 17(b) or as provided in Section 19(a) above, the provisions of the Plan and of Stock Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Stock Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Maryland without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
(c) Jurisdiction.   By accepting a Stock Award, each Participant will be deemed (a) to have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Maryland for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Stock Award; (b) to agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or a Stock Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Maryland; and (c) to have waived and agreed not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or a Stock Award or the subject matter thereof may not be enforced in or by such court.

Exhibit A
“Accounting Rules”:   Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.
“Administrator”:   The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Stock Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.
“Adoption Date”:   March 5, 2015
“Amendment Date”:   May 15, 2019
“Award Agreement”:   An agreement evidencing the grant of a Stock Award under the Plan.
“Board”:   The Board of Directors of the Company.
“Cause”:   In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of  “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Cause” will mean willful misconduct in connection with the Participant’s employment or service on behalf of the Company, or the willful failure of the Participant to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach, whether willful or not, by the Participant of any provision of any employment or services agreement, nondisclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company), as determined by the Board, which determination is conclusive. The Participant shall be considered to have been discharged “for cause” if the Administrator determines, within 30 days after the termination of the Participant’s employment or other service relationship with the Company for any other purported reason, that discharge for cause was warranted (and the Company may rescind the delivery of shares pursuant to any Stock Award in those circumstances). “Code”: Internal Revenue Code of 1986, as amended or replaced from time to time.
“Compensation Committee”:   The Compensation Committee of the Board.
“Common Stock”:   The Company’s common stock, $.01 par value.
“Company”:   Novavax, Inc. and the parent and all present and future subsidiaries of Novavax, Inc. as defined in Sections 424(e) and 424(f) of the Code; provided, however, that status as a “parent” or “subsidiary” corporation depends on satisfaction of the criteria in Sections 424(e) and (f) of the Code as of the date on which such determination is being made and does not necessarily continue to exist merely because it existed as of the date of grant of an Option or other Stock Award.
“Corporate Transaction”:   The meaning set forth in Section 11(a).
“Exchange Act”:   The Securities Exchange Act of 1934, as amended.
“Fair Market Value”:   As of any date, the value of the Common Stock determined as follows:
(1) If the Common Stock is listed on any established stock exchange, including but not limited to the NASDAQ Global Select Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or in the case of multiple exchanges, the exchange with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the day of determination is not a market trading day, then the trading day immediately preceding the day of determination shall be used.
(2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator consistent with the requirements of Section 409A.

“Incentive Stock Options”:   An Option intended to be an “incentive stock option” within the meaning of Section 422.
“Non-Statutory Options”:   An Option that is not intended to be an Incentive Stock Option.
“Option”:   An option entitling the holder to acquire shares of Common Stock upon payment of the exercise price.
“Participant”:   An individual who is granted or receives a Stock Award under the Plan.
“Performance Award”:   A Stock Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) as well as Performance Awards that are not intended so to qualify.
“Performance Criteria”:   Specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of a Stock Award. For purposes of Stock Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure or measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or equity expense, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital, capital employed or assets; one or more operating ratios; operating income or profit, including on an after-tax basis; net income; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures, strategic alliances, licenses or collaborations; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; manufacturing or process development; or achievement of clinical trial or research objectives, regulatory or other filings or approvals or other product development milestones. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Stock Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Stock Award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. generally accepted accounting principles) occurring during the performance period that affect the applicable Performance Criterion or Criteria.
“Plan”:   The Novavax, Inc. 2015 Stock Incentive Plan, as amended and restated on May 15, 2019.
“Reporting Person”:   Individuals who are required to file reports under Section 16(a) of the Exchange Act.
“Restricted Stock”:   Common Stock subject to forfeiture or restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.
“Restricted Stock Unit” or “RSU”:   A Stock Unit that is, or as to which the delivery of Common Stock or cash in lieu of Common Stock is, subject to the satisfaction of specified performance or other vesting conditions.
“Rule 16b-3”:   Rule 16b-3 promulgated under the Exchange Act, or any successor rule.
“Sale Price”:   The meaning set forth in Section 11(a).
“Section 162(m)”:   Section 162(m) of the Code. “Section 162(m)”, as such term is used in Section 8(h) and elsewhere in the Plan in the context of the “performance-based compensation exception”, shall refer to Section 162(m) of the Code as in effect prior to December 22, 2017, including the regulations thereunder and other applicable Internal Revenue Service guidance, whether promulgated or issued before or after December 22, 2017.

“Section 422”:   Section 422 of the Code.
“Securities Acquisition”:   The meaning set forth in Section 11(a).
“Stock Appreciation Right” or “SAR”:   A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Common Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Common Stock subject to the right over the base value from which appreciation under the SAR is to be measured.
“Stock Awards”:   Any or a combination of the following:
(a) Options (including Incentive Stock Options and Non-Statutory Options),
(b) Stock Appreciation Rights,
(c) Restricted Stock,
(d) Unrestricted Stock,
(e) Stock Units,
(f) Restricted Stock Units, and
(g) Performance Awards.
“Stock Unit”:   An unfunded and unsecured promise, denominated in shares of Common Stock, to deliver Common Stock or cash measured by the value of Common Stock in the future.
“Unrestricted Stock”:   Common Stock not subject to any restrictions under the terms of the Stock Award.

Appendix B
Novavax, Inc.
2013 EMPLOYEE STOCK PURCHASE PLAN
Amended and restated May 10, 2019
Adopted by the Board of Directors as of May 10, 2019
Section 1.    Purpose of Plan
The Novavax, Inc. 2013 Employee Stock Purchase Plan, as amended and restated May 10, 2019 (the “Plan”), is intended to enable eligible employees of Novavax, Inc. (the “Company”) and such of its Subsidiaries (including any corporation that becomes a Subsidiary of the Company after the adoption and approval of the Plan) as the Board of Directors of the Company (the “Board”) may from time to time designate (the Company and such Subsidiaries being hereinafter referred to as the “Company”) to purchase shares of common stock, $0.01 par value, of the Company (such common stock being hereafter referred to as “Stock”), and thereby enhance the sense of participation in the affairs of the Company. For purposes of the Plan, a “Subsidiary” is any corporation that would be treated as a subsidiary of the Company under Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is intended to qualify under Code Section 423 and to be exempt from the application and requirements of Code Section 409A, and is to be construed accordingly.
Section 2.   Administration of Plan
The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), which shall have the authority to determine eligibility under the Plan, to interpret the Plan, to prescribe forms, rules and procedures under the Plan, to adopt, amend, rescind, administer, and interpret such forms, rules and procedures and otherwise to do all things necessary or advisable to carry out the terms of the Plan. To the extent permitted by applicable law, the Committee in its discretion may delegate any or all of its powers under the Plan to one or more officers or employees of the Company. All references in the Plan to the “Administrator” shall mean the Committee and the person or persons so delegated to the extent of such delegation, as applicable. All determinations and decisions by the Administrator regarding the interpretation or application of the Plan shall be final and binding on all parties.
Section 3.   Options to Purchase Stock
Subject to adjustment as provided in Section 15, the maximum aggregate number of shares of Stock available for purchase pursuant to the exercise of options (“Options”) granted under the Plan to employees of the Company or its designated Subsidiaries (“Employees”) who meet the eligibility requirements set forth in Section 4 (“Eligible Employees”) shall be the lesser of  (a) 550,000 shares increased on each anniversary of the adoption of the Plan by 5%, and (b) 600,000.
The Stock to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock or shares of reacquired Stock, as the Board may determine. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Stock subject to such Option shall again be available for purchase pursuant to the exercise of Options under the Plan.
Section 4.   Eligibility
Subject to the limitations set forth in Section 5, each Employee whose customary employment is at least 20 hours per week, whose customary employment is for more than five months during the calendar year and who has been employed by the Company for not less than five business days as of the first day of an Option Period (as defined in Section 5) shall be eligible to participate in the Plan for such Option Period. The Administrator may, for Option Periods that have not yet commenced, establish additional eligibility requirements not inconsistent with Code Section 423.

Section 5.   Option Periods
Unless otherwise determined by the Board (and except as otherwise provided in Section 8), the “Option Periods” shall be consecutive and overlapping 24-month periods that shall commence every six months on August 1 and February 1 and end 24 months later on July 31 or January 31, with each Option Period having four six-month “Purchase Periods” that shall commence on August 1 or February 1 and end on January 31 or July 31 each year during the Option Period. Each January 31 and July 31 during an Option Period shall be a “Purchase Date”. The Administrator may change the frequency and duration of the Option Periods, Purchase Periods and Purchase Dates with respect to Option Periods that have not yet commenced, except as provided in Section 15, in accordance with Code Section 423.
Section 6.   Participation and Option Grant
Each person who is an Eligible Employee on the first day of any Option Period may elect to participate in the Plan for such Option Period in accordance with this Section 6, Section 7 and any other procedures established by the Administrator. Except as otherwise provided in Section 8, to become a Participant and enroll in an Option Period, an Eligible Employee must complete an enrollment and payroll deduction authorization form in a form prescribed by the Administrator and submit it to the Company no later than five business days before the first day of each Option Period, or such later time as determined by the Administrator, and shall thereby become a participant (“Participant”) on the first day of such Option Period. A Participant may participate in only one Option Period at any time.
Each person who is a Participant on the first day of an Option Period shall automatically be granted on that day an Option for such Option Period entitling the Participant to purchase shares of Stock on each Purchase Date within the Option Period on which the Participant is an Eligible Employee. No more than 1,250 shares may be purchased by a Participant on any Purchase Date, and no more than 15% of a Participant’s Compensation at any time may be used to purchase shares of Stock under an Option. A Participant’s “Compensation” for any period shall be the sum of the following forms of compensation paid to or earned by a Participant: base wages, salary, overtime, payments for paid time off and holidays, bereavement pay, jury/witness duty pay, pay during a period of suspension, compensation deferred pursuant to Code Sections 401(k) or 125, distributions under any nonqualified deferred compensation plan and any other compensation or remuneration that the Committee or the Board approves as “compensation” in accordance with Code Section 423. Notwithstanding the foregoing:
(a) No Participant shall be granted an Option under the Plan who, immediately after the Option is granted, would own (or pursuant to Code Section 424(d) would be deemed to own) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its Subsidiaries; and
(b) No Participant shall be granted an Option under the Plan that would permit the Participant to accrue rights to purchase shares of stock under all employee stock purchase plans of the Company and its Subsidiaries at a rate that exceeds $25,000 (or such other maximum as may be prescribed from time to time by the Code) for any calendar year, determined using the closing stock price on the grant date, all as determined in accordance with Code Section 423(b)(8).
The Administrator shall reduce, on a substantially proportionate basis, the number of shares of Stock that may be purchased by each Participant for an Option Period or for one or more Purchase Periods in the event that the number of shares then available under the Plan is insufficient.
Section 7.   Method of Payment
Payment for Stock purchased upon the exercise of an Option shall be made with funds withheld through regular payroll deductions. Each payroll deduction authorization shall request withholding for each payroll period at a whole percentage of the Participant’s Compensation not exceeding 15% of Participant’s Compensation for the payroll period. Withholding shall be accomplished by means of deductions made on payroll dates occurring in the Option Period. A Participant may decrease his or her payroll deduction rate two times during a Purchase Period within an Option Period; provided, however, that the second decrease during any such Purchase Period will reduce the payroll deduction rate to 0%. The payroll deduction rate as decreased by a Participant during a Purchase Period will automatically be applied to the next Purchase

Period within the applicable Option Period unless the Participant elects to increase the payroll deduction rate for such next Purchase Period by notifying the Administrator not less than five business days prior to the first day of such Purchase Period. The Administrator may, in its discretion, further limit the number of payroll deduction changes during any Option Period. A change in the payroll deduction rate shall be effective with the first full payroll period following 10 business days after the Company’s receipt of the new payroll deduction authorization unless the Company elects to process a given change in payroll deductions more quickly.
All amounts withheld pursuant to this Section 7 (whether by payroll deductions or otherwise) shall be credited to a withholding account maintained in the Participant’s name on the books of the Company (each, an “Account”). Amounts credited to the Account shall not be required to be set aside in trust or otherwise segregated from the Company’s general assets.
Section 8.   Purchase Price
The purchase price of Stock issued pursuant to the exercise of an Option on each Purchase Date shall be the lower of 85% of the fair market value of the Stock on the date on which the Option was granted pursuant to Section 5 (i.e., the first day of an Option Period) and 85% of the fair market value of the Stock on the last day of the Purchase Period (i.e., the Purchase Date). For purposes of this Section 8, the fair market value of the Stock for any day shall be the reported closing price of the Stock for such day on the national exchange or trading system on which such shares of Stock are traded; provided, that if such day is not a trading day, the fair market value of the Stock on such national exchange or trading system shall be the reported closing price of the Stock for the immediately preceding day that is a trading day.
If the fair market value of the Stock on any Purchase Date during an Option Period is less than the fair market value of the Stock on the first day of the Option Period, the balance in a Participant’s Account shall be applied to purchase Stock on that Purchase Date in accordance with Section 9 and that Option Period shall then terminate. A Participant in the terminated Option Period shall automatically be enrolled in the next Option Period with the Participant’s payroll deductions determined by reference to the last payroll deduction authorization properly submitted to the Company in accordance with the Plan.
Section 9.   Exercise of Options
Subject to the limitations set forth below in this Section 9, each Employee who is a Participant in the Plan on the last day of a Purchase Period shall be deemed to have exercised on such date the Option granted to him or her for the Option Period that includes that Purchase Period. Upon such exercise, the Company shall apply the balance of the Participant’s Account to the purchase of the maximum number of whole shares of Stock that can be purchased under the Option with the Account balance at the purchase price determined under Section 8, and as soon as practicable thereafter shall evidence the transfer of shares or shall deliver the shares to the Participant and shall return to the Participant’s Account the balance, if any, of his or her Account in excess of the total purchase price of the shares so issued within a reasonable time thereafter. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant’s Account that are not sufficient to purchase a full share shall be retained in the Participant’s Account for the subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 12 hereof.
Any amounts contributed by a Participant or withheld from a Participant’s Compensation that are not to be used for the purchase of Stock, whether because of such Participant’s withdrawal from participation in an Option Period or for any other reason, shall be repaid to the Participant or his or her designated beneficiary or legal representative, as applicable, within a reasonable time thereafter.
Notwithstanding anything herein to the contrary, no Option may be exercised after twenty-seven (27) months from its grant date.
Section 10.   Interest
No interest shall be payable on any amount held in the Account of any Participant.

Section 11.   Taxes
Payroll deductions shall be made on an after-tax basis. The Company shall have the right, as a condition of exercise, to make such provision as it deems necessary to satisfy its obligations to withhold federal, state and local income or other taxes incurred by reason of the purchase or disposition of Stock under the Plan. The Company in its discretion may, to the extent permitted by law, satisfy its withholding obligations by deduction from any payment of any kind due to the Participant or by withholding shares of Stock purchased under the Plan, which shares shall be valued at fair market value (defined as the closing stock price on the date of withholding).
Section 12.   Cancellation and Withdrawal
Subject to Section 7, a Participant who holds an Option under the Plan may cancel all of his or her Option and thereby terminate his or her participation in the Plan by written notice delivered to the Administrator. To be effective with respect to the Purchase Period then in progress, written notification of such termination must be submitted to the Administrator no later than 15 days before the last day of the Purchase Period. Upon such cancellation, the balance in the Participant’s Account shall be returned to the Participant as soon as administratively practicable.
To the extent a suspension of contribution is required by a retirement savings plan qualifying under Code Section 401(k) (a “401(k) Plan”) maintained by the Company or a Subsidiary, a Participant who makes a hardship withdrawal from such 401(k) Plan shall be deemed to have terminated his or her payroll deduction authorization as of the date of such hardship withdrawal, shall cease to be a Participant as of such date, shall be deemed to have canceled any outstanding Options, and shall not be permitted to participate in the Plan until the first Option Period commencing after the suspension of contributions ceases to apply to the Participant.
Section 13.   Termination of Employment; Death of Participant
Upon the termination of a Participant’s employment with the Company for any reason or the death of a Participant during an Option Period, or in the event the Participant ceases to qualify as an Eligible Employee, the Participant shall cease to be a Participant, any Option held by the Participant under the Plan shall be deemed canceled, the balance of his or her Account shall be returned to the Participant (or to the Participant’s estate or designated beneficiary in the event of the Participant’s death) as soon as reasonably practicable, and the Participant shall have no further rights under the Plan.
Section 14.   Equal Rights; Participant’s Rights Not Transferable
All Participants granted Options under the Plan shall have the same rights and privileges. Any Option granted under the Plan shall be exercisable during the Participant’s lifetime only by the Participant and may not be sold, pledged, assigned, or transferred in any manner. In the event a Participant violates or attempts to violate the terms of this Section, any Options held by the Participant shall be deemed terminated and, upon return to the Participant of the balance of his or her Account, all of the Participant’s rights under the Plan shall terminate.
Section 15.   Change in Capitalization, Merger
The Board or the Committee may make adjustments in accordance with and as described in this Section 15 in the event of  (i) a transaction with the holders of Stock of the Company not involving the receipt by the Company of consideration, including a stock split, spin-off, stock dividend, and certain recapitalizations (such transactions, “Equity Restructurings”), or (ii) the payment of a dividend or other distribution, reorganization, merger, or other changes in corporate structure (such transactions, “Corporate Transactions”). In the event of an Equity Restructuring or, to the extent the Board or the Committee determines that adjustments would be appropriate to prevent dilution or enlargement of benefits under the Plan, a Corporate Transaction, the Board or the Committee shall equitably adjust (a) the class of Stock issuable and the maximum number of shares of Stock available under the Plan, (b) the class and number of shares of Stock and the purchase price per share of Stock with respect to any outstanding Option, and (c) the class and maximum number of shares of Stock that may be issued to a participant during any

Purchase Period, provided, that no such adjustment may be made unless the Board or the Committee, as applicable, is satisfied that it will not constitute a modification of the rights granted under the Plan or otherwise disqualify the Plan as an employee stock purchase plan under the provisions of Section 423 of the Code.
In the event of  (i) a merger or similar transaction in which the Company is not the surviving corporation or that results in the Company’s shareholders ceasing to own shares of Stock, (ii) a sale of all or substantially all of the assets of the Company, (iii) an acquisition resulting in ownership of more than 50% of the Stock by any one person (or more than one person acting as a group) that did not own more than 50% of the Stock immediately prior to the acquisition, or (iv) the replacement during any 12-month period of a majority of the directors of the Board by new directors whose appointment was not endorsed by a majority of the directors of the Board prior to the date of the appointment or election, each Option Period then in progress will continue unless otherwise provided by Board or the Committee, which may in its discretion (a) if the Company is merged with or acquired by another corporation, provide that each outstanding Option will be assumed or exchanged for a substitute Option granted by the acquiror or successor corporation, (b) cancel each outstanding Option and return the balances in Participant Accounts to the Participants, or (c) terminate any and all Purchase Periods on or before the date of the proposed transaction. In the event of our proposed dissolution or liquidation, each Option Period then in progress will be cancelled immediately prior to the consummation of such dissolution or liquidation and the balances in Participant’s Accounts will be returned to Participants unless Board or the Committee provides otherwise in its sole discretion.
Section 16.   Amendment and Termination of Plan
The Board reserves the right at any time or times and for any reason to amend the Plan to any extent and in any manner it may deem advisable, by vote of the Board; except that (a) no amendment may affect an Option Period in progress at the time of the amendment or may adversely affect the rights of any Participant without such Participant’s consent unless (i) such amendment is required to satisfy the requirements of Code Section 423, (ii) such amendment is made in connection with a transaction described in Section 15, or (iii) the Board in its discretion determines that the continuation of the Plan on its current terms or any Option Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date the Plan was initially adopted by the Board, and (b) any amendment that would be treated as the adoption of a new plan for purposes of Code Section 423 and the regulations thereunder shall not take effect unless approved by the shareholders of the Company within twelve months before or after its adoption.
The Plan may be suspended or terminated at any time by the Board. In connection therewith, the Board may provide that outstanding Options shall be exercisable either at the end of the applicable Purchase Period or at such earlier date as the Board may specify (in which case such earlier date shall be treated as the last day of the applicable Purchase Period).
Section 17.   Approvals
The Plan was approved by the shareholders of the Company on [•], 2019, which date was within twelve months after the date the Plan was adopted by the Board.
Notwithstanding anything herein to the contrary, the Company’s obligation to issue and deliver shares of Stock under the Plan shall be subject to any required approval of any governmental authority in connection with the authorization, issuance, sale or transfer of said shares, to any requirements of any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time.
Section 18.   Information Regarding Disqualifying Dispositions
By electing to participate in the Plan, each Participant agrees to provide such information about any transfer of Stock acquired under the Plan as may be requested by the Company or any Subsidiary in order to assist it in complying with applicable tax laws.

Section 19.   Participants’ Rights as Shareholders and Employees
A Participant shall have no rights or privileges as a shareholder of the Company and shall not receive any dividends in respect of any Stock covered by an Option granted hereunder until the Option has been exercised, full payment has been made for the Stock, and the Stock has been issued to the Participant.
Nothing contained in the provisions of the Plan shall be construed as giving to any Employee the right to be retained in the employ of the Company or as interfering with the right of the Company to discharge, promote, demote or otherwise re-assign any Employee from one position to another within the Company at any time.
Section 20.   Governing Law
The Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as may be necessary to comply with applicable requirements of federal law.
Section 21.   Effective Date and Term
The Board adopted this Plan on May 10, 2019, subject to approval of the Plan by the Company’s shareholders at the Company’s annual meeting in 2019. Subject to such approval, this Plan will become effective on August 1, 2019. The Plan shall terminate and no rights shall be granted hereunder after August 1, 2023.

PROXY

NOVAVAX, INC.

Annual Meeting of Stockholders - June 28, 2019

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Novavax, Inc. hereby appoints Stanley C. Erck and John A. Herrmann III and each of them, attorneys, agents and proxies, with the power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Novavax, Inc., to be held at the Company's facility located at 21 Firstfield Road, Gaithersburg, Maryland 20878 on Friday, June 28, 2019 at 8:30 a.m., local time, and at any adjournments thereof.

The shares represented by this proxy will be voted as directed by the undersigned. IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY FOR CLASS III DIRECTORS; (2) TO CONSIDER AND VOTE WHETHER TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS; (3) TO AMEND AND RESTATE THE NOVAVAX, INC. AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.01, AVAILABLE FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES; (4) TO AMEND AND RESTATE THE NOVAVAX, INC. AMENDED AND RESTATED 2013 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.01, AVAILABLE FOR ISSUANCE THEREUNDER BY 200,000 SHARES; AND (5) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your votes like this x1. Election of Class III Directors:FOR WITHHOLD01 Rachel K. King o o02 Michael A. McManus, Jr. o o03 James F. Young o o2. To consider and vote whether to approve, onan advisory basis, the compensation paid to ourNamed Executive Officers.3. To amend and restate the Novavax, Inc.Amended and Restated 2015 Stock IncentivePlan, as amended, to increase the number ofshares of the Company’s common stock, parvalue $0.01, available for issuance thereunder by1,000,000 shares.4. To amend and restate the Novavax, Inc.Amended and Restated 2013 Employee StockPurchase Plan, as amended, to increase thenumber of shares of the Company’s commonstock, par value $0.01 available for issuancethereunder by 200,000 shares.5. To ratify the appointment of Ernst & YoungLLP as the Company’s independent registeredpublic accounting firm for the fiscal year endingDecember 31, 2019.6. To transact such other business as may properly come before the Annual Meeting orany adjournments or postponements thereof.FOR AGAINST ABSTAINo o oo o oo o oo o oI plan on attending the meeting o NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign.When signing as attorney, executor, administrator, corporate officer, trustee, guardian,or custodian, please give full title.________________________________________________________________Signature Date________________________________________________________________ Signature (if held jointly) CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. tPROXY VOTING INSTRUCTIONSPlease have your 11 digit control number ready when voting by Internet or TelephoneNOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign.When signing as attorney, executor, administrator, corporate officer, trustee, guardian,or custodian, please give full title.________________________________________________________________Signature Date________________________________________________________________Signature (if held jointly)CONTROL NUMBERPlease mark your votes like this x1. Election of Class III Directors:FOR WITHHOLD01 Rachel K. King o o02 Michael A. McManus, Jr. o o03 James F. Young o o2. To consider and vote whether to approve, onan advisory basis, the compensation paid to ourNamed Executive Officers.3. To amend and restate the Novavax, Inc.Amended and Restated 2015 Stock IncentivePlan, as amended, to increase the number ofshares of the Company’s common stock, parvalue $0.01, available for issuance thereunder by1,000,000 shares.4. To amend and restate the Novavax, Inc.Amended and Restated 2013 Employee StockPurchase Plan, as amended, to increase thenumber of shares of the Company’s commonstock, par value $0.01 available for issuancethereunder by 200,000 shares.5. To ratify the appointment of Ernst & YoungLLP as the Company’s independent registeredpublic accounting firm for the fiscal year endingDecember 31, 2019.6. To transact such other business as may properly come before the Annual Meeting orany adjournments or postponements thereof.FOR AGAINST ABSTAINo o oo o oo o oo o oThe Board of Directors recommends a vote FOR the nominees listed, and FOR Proposals 2, 3, 4, and 5.I plan on attending the meeting oCONTROL NUMBERINTERNETVote Your Proxy on the Internet:Go to www.AALvote.com/NVAXHave your proxy card availablewhen you access the abovewebsite.Follow the prompts tovote your shares.TELEPHONEVote Your Proxy by Phone:Call 1 (866) 804-9616Use any touch-tone telephone tovote your proxy. Have your proxycard available when you call.Follow the voting instructions tovote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxycard, then detach it, and returnit in the postage-paid envelopeprovided.

Novavax, Inc.Important Notice Regarding the Availability of Proxy Materials forthe Annual Meeting of Stockholders to be held on June 28, 201921 Firstfield Road, Gaithersburg, Maryland 20878You are receiving this communication because you hold shares inthe company named above. This is not a ballot. You cannot usethis notice to vote these shares. This communication presentsonly an overview of the more complete proxy materials that areavailable to you on the Internet. We encourage you to access andreview all of the important information contained in the proxymaterials before voting.The Notice and Combination Document are available at www.viewproxy.com/novavax/2019.If you want to receive a paper or e-mail copy of these documents,you must request one. There is no charge to you for a copy.Please make your request for a copy as instructed below on orbefore June 20, 2019 to facilitate timely delivery.Important information regarding the Internet availability of theCompany’s proxy materials, instructions for accessing yourproxy materials and voting online and instructions for requestingpaper or e-mail copies of your proxy materials are provided onthe reverse side of this Notice.STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.Voting ItemsThe 2019 Annual Meeting of Stockholders of Novavax, Inc. will be held on June 28, 2019 at 8:30 a.m. EDT at21 Firstfield Road, Gaithersburg, Maryland 20878, for the followingpurposes:1. Election of Class III Directors:01. Rachel K. King 02. Michael A. McManus, Jr. 03. James F. Young2. To consider and vote whether to approve, on an advisory basis, the compensation paid to Named Executive Officers.3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, to increase the number ofshares of the Company’s common stock, par value $0.01, available for issuance thereunder by 1,000,000 shares.4. To amend and restate the Novavax, Inc. Amended and Restated 2013 Employee Stock Purchase Plan, as amended, to increase thenumber of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 200,000 shares.5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal yearending December 31, 2019.The Board of Directors recommends a vote FOR the nominees listed, and FOR Proposals 2, 3, 4, and 5.INTERNETTELEPHONEE-MAILCONTROL NO.The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.Material for this annual meeting and future meetings may be requested by one of the following methods:To view your proxy materials online, go to www.viewproxy.com/novavax/2019.Have your 11 digit control number (located below) available when you access the website andfollow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com* If requesting material by e-mail, please send a blank e-mail with the company name and your11 digit control number (located below) in the subject line. No other requests, instructions orother inquiries should be included with your e-mail requesting material.You must use the 11 digit control number located in the box below.

Novavax, Inc.Meeting location: 21 Firstfield Road, Gaithersburg, Maryland 20878PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you for review at:www.viewproxy.com/novavax/2019Notice and Combination DocumentACCESSING YOUR PROXY MATERIALS ONLINEHave this notice available when you request a paper copy of the proxy materials orto vote your proxy electronically.You must reference your control number to vote by Internet or request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Materials On The Internet.You Will Be Asked To Follow The Prompts To Vote Your Shares.Your electronic vote authorizes the named proxies to vote your shares in the same manneras if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALSBy telephone please call 1-877-777-2857orBy logging onto www.viewproxy.com/novavax/2019orBy email at: requests@viewproxy.comPlease include the company name and your control number in the e-mail subject line.